UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.    )

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ModusLink Global Solutions, Inc.

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MODUSLINK GLOBAL SOLUTIONS, INC.

1100 WINTER STREET

WALTHAM, MASSACHUSETTS 02451

October 26, 2010

Dear ModusLink Global Solutions Stockholder:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders (the “2010 Meeting”) of ModusLink Global Solutions, Inc., which will be held at the Seaport Hotel, One Seaport Lane, Boston, Massachusetts 02210, on Wednesday, December 8, 2010, at 9:00 a.m. Eastern time.

This year, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send those stockholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. This makes the proxy distribution process more efficient and less costly, and helps conserve natural resources.

Whether or not you plan to attend the 2010 Meeting, it is important that your shares are represented and voted at the 2010 Meeting. Therefore, I urge you to promptly vote and submit your proxy via the Internet, by telephone or, if you receive a paper proxy card in the mail, by signing, dating and returning the completed proxy card. Voting by any of these methods will ensure your representation at the 2010 Meeting.

I look forward to greeting those of you who attend the 2010 Meeting.

Sincerely,

Joseph C. Lawler
Chairman, President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT

IN ORDER TO ENSURE YOUR REPRESENTATION AT THE 2010 MEETING, PLEASE SUBMIT YOUR PROXY AND VOTING INSTRUCTIONS VIA THE INTERNET OR BY TELEPHONE, OR, IF YOU RECEIVE A PAPER PROXY CARD AND VOTING INSTRUCTIONS BY MAIL, YOU MAY VOTE YOUR SHARES BY COMPLETING, SIGNING AND DATING THE PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURING IT IN THE ENCLOSED ENVELOPE (TO WHICH NO POSTAGE NEEDS TO BE AFFIXED IF MAILED IN THE UNITED STATES). PLEASE REFER TO THE SECTION ENTITLED “HOW TO VOTE” ON PAGE 1 OF THE PROXY STATEMENT FOR A DESCRIPTION OF THESE VOTING METHODS.

MODUSLINK GLOBAL SOLUTIONS, INC.

1100 WINTER STREET

WALTHAM, MASSACHUSETTS 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 8, 2010

To the Stockholders of ModusLink Global Solutions, Inc.:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting of Stockholders (the “2010 Meeting”) of ModusLink Global Solutions, Inc. (the “Company”) will be held at the Seaport Hotel, One Seaport Lane, Boston, Massachusetts 02210, on Wednesday, December 8, 2010, at 9:00 a.m. Eastern time, for the following purposes:

1. To elect each of Virginia G. Breen, Edward E. Lucente and Joseph M. O’Donnell to serve as a Class II Director until the 2013 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

2. To adopt the Company’s 2010 Incentive Award Plan;

3. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year; and

4. To transact such other business that may properly come before the 2010 Meeting or any adjournments thereof.

The Board of Directors has no knowledge of any other business to be transacted at the 2010 Meeting. Only stockholders of record at the close of business on Friday, October 15, 2010 are entitled to notice of, and to vote at, the 2010 Meeting and any adjournments thereof. All stockholders are cordially invited to attend the 2010 Meeting.

By Order of the Board of Directors,

Waltham, Massachusetts	Peter L. Gray, Executive Vice President,
October 26, 2010	General Counsel and Secretary

IMPORTANT

Whether or not you expect to attend the 2010 Meeting in person, please vote as soon as possible. As an alternative to voting in person at the 2010 Meeting, you may vote via the Internet, by telephone, or, if you receive a paper proxy card in the mail, by mailing a completed proxy card. For detailed information regarding voting instructions, please refer to the section entitled “How to Vote” on page 1 of the Proxy Statement. You may revoke a previously delivered proxy at any time prior to the 2010 Meeting. If you decide to attend the 2010 Meeting and wish to change your proxy vote, you may do so by voting in person at the 2010 Meeting.

Important Notice Regarding the Availability of Proxy Materials for the 2010 Meeting to be Held on December 8, 2010: This Proxy Statement and our 2010 annual report are available for viewing, printing and downloading at www.moduslink.com/proxymaterials.

MODUSLINK GLOBAL SOLUTIONS, INC.

1100 WINTER STREET

WALTHAM, MASSACHUSETTS 02451

PROXY STATEMENT

For the Annual Meeting of Stockholders

To Be Held on December 8, 2010

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ModusLink Global Solutions, Inc., a Delaware corporation (“we” or the “Company”), for use at the Company’s 2010 Annual Meeting of Stockholders (the “2010 Meeting”), which will be held at the Seaport Hotel, One Seaport Lane, Boston, Massachusetts 02210, on December 8, 2010, at 9:00 a.m. Eastern time, and at any adjournments thereof. You may obtain directions to the location of the 2010 Meeting by writing, emailing or calling our Investor Relations department at 1100 Winter Street, Suite 4600, Waltham, Massachusetts 02451, email: ir@moduslink.com, or telephone: (781) 663-5012. On or about October 27, 2010, we are either mailing or providing notice and electronic delivery of these proxy materials together with an annual report, consisting of our Annual Report on Form 10-K for the fiscal year ended July 31, 2010 (the “2010 Annual Report”) and other information required by the rules of the Securities and Exchange Commission. The Company’s principal executive offices are located at 1100 Winter Street, Waltham, Massachusetts 02451 and its telephone number is (781) 663-5001.

STOCKHOLDERS ENTITLED TO VOTE

Only holders of record of the Company’s common stock, par value $.01 per share (the “Common Stock”), as of the close of business on October 15, 2010, are entitled to notice of and to vote at the 2010 Meeting. As of the record date, 44,235,234 shares of Common Stock were outstanding. Each share of Common Stock entitles the record holder thereof to one vote on each matter brought before the 2010 Meeting.

HOW TO VOTE

Your vote is very important to the Board. Whether or not you plan to attend the 2010 Meeting, we urge you to vote your shares today.

If you received a paper copy of these proxy materials, included with such copy is a proxy card or a voting instruction card from your bank, broker or other holder of record for the 2010 Meeting, with instructions for voting via the Internet, by telephone or by mail. If you received a Notice of Internet Availability of Proxy Materials, the Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the proxy materials online and how to obtain a paper or electronic copy of the materials, which will include the Proxy Statement, the 2010 Annual Report and a proxy card or voting instruction card, as well as instructions on how to vote either at the 2010 Meeting, via the Internet, by telephone or by mail.

If you complete, sign and return your proxy card, it will be voted as you direct. If no choice is specified on a signed proxy card, the persons named as proxies will vote FOR the election of all Director nominees (and any substitute nominees selected by our Board if any present nominees should withdraw), FOR Proposals 2 and 3 and in their discretion as to all other matters which may be properly presented at the 2010 Meeting.

If You Hold Your Shares in “Street Name”

If you hold your shares in “street name”, i.e., through a bank, broker or other holder of record (a “custodian”), your custodian is required to vote your shares on your behalf in accordance with your instructions. Under the rules of the NASDAQ Stock Market LLC, if you do not give instructions to your custodian, your custodian will not be permitted to vote your shares with respect to “non-discretionary” items, such as the election of Directors, but your custodian may vote your shares with respect to “discretionary” items.

The ratification of the appointment of our independent registered public accounting firm (Proposal 3) is a discretionary item. The election of Directors (Proposal 1) and the adoption of our 2010 Incentive Award Plan (Proposal 2) are non-discretionary items. Accordingly, if you do not give instructions to your custodian with respect to such proposals, or if your custodian does not exercise its discretionary authority with respect to such proposals, your shares will be treated as “broker non-votes” on these particular matters. “Broker non-votes” are shares with respect to which a bank or brokerage firm does not receive voting instructions from the beneficial holder and does not have or exercise the discretionary authority in voting on a proposal.

Accordingly, we urge you to promptly give instructions to your custodian to vote FOR the proposals on the agenda by using the voting instruction card provided to you by your custodian. Please note that if you intend to vote your street name shares in person at the 2010 Meeting, you must provide a “legal proxy” from your custodian at the 2010 Meeting.

How Does the Board Recommend I Vote?

The Board recommends a vote:

FOR the election of each of Virginia G. Breen, Edward E. Lucente and Joseph M. O’Donnell as a Class II Director;

FOR the adoption of the Company’s 2010 Incentive Award Plan; and

FOR the ratification of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year.

QUORUM AND VOTES REQUIRED

Quorum

The presence of a majority of the outstanding shares of Common Stock represented in person or by proxy at the 2010 Meeting will constitute a quorum. Votes withheld, abstentions and “broker non-votes” will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the 2010 Meeting. Shares of treasury stock held by the Company are not considered outstanding and may not be voted at the 2010 Meeting.

Votes Required

The election of each of Virginia G. Breen, Edward E. Lucente and Joseph M. O’Donnell as a Class II Director requires the affirmative vote of a plurality of the votes cast at the 2010 Meeting.

Approval of the proposals to adopt the Company’s 2010 Incentive Award Plan and to ratify the appointment of KPMG LLP as the Company’s independent registered public accountants requires the affirmative vote of a majority of the votes cast on each proposal.

Withheld Votes, Abstentions and Broker Non-Votes

A “broker non-vote” occurs when a custodian does not vote on a particular proposal because it has not received voting instructions from the applicable beneficial owner and does not have discretionary voting power on the matter in question. Withheld votes and “broker non-votes” will not be included in the vote totals and, as such, will have no effect in the election of Directors.

Similarly, with respect to the proposal to adopt the Company’s 2010 Incentive Award Plan and the proposal to ratify the appointment of the Company’s independent registered public accountants, abstentions and any “broker non-votes” will not be included in the vote totals and, as such, will have no effect on the outcome of these proposals.

ATTENDANCE AT THE ANNUAL MEETING

Attendance at the 2010 Meeting or any adjournment or postponement thereof will be limited to stockholders of the Company and its guests. If you are a stockholder of record, your name will be verified against the list of stockholders of record prior to your admittance to the 2010 Meeting or any adjournment or postponement thereof. Please be prepared to present photo identification for admission. If you hold your shares in street name, you will need to provide proof of beneficial ownership, such as a brokerage account statement, a copy of a voting instruction form provided by your custodian with respect to the 2010 Meeting, or other similar evidence of ownership, as well as photo identification, in order to be admitted to the 2010 Meeting. Please note that if you hold your shares in street name and intend to vote in person at the 2010 Meeting, you must also provide a “legal proxy” obtained from your custodian.

Use of cameras, cell phones, recording equipment and other electronic devices will not be permitted at the 2010 Meeting. The Company reserves the right to inspect any person or item prior to admission to the 2010 Meeting.

HOW TO REVOKE YOUR PROXY

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of Common Stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by phone, the Internet or mail) or by providing a signed letter of revocation to the Secretary of the Company, at the principal executive offices of the Company, 1100 Winter Street, Waltham, Massachusetts 02451, before the closing of the polls at the 2010 Meeting. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy by attending the 2010 Meeting and voting your shares in person. Note that simply attending the 2010 Meeting without taking one of the above actions will not revoke your proxy.

If you hold shares in street name, in general, you may revoke a previously submitted voting instruction by submitting to your custodian another valid voting instruction (whether by phone, the Internet or mail) or a signed letter of revocation. Please contact your custodian for detailed instructions on how to revoke your voting instruction and the applicable deadlines.

PROPOSAL 1

ELECTION OF DIRECTORS

As of October 25, 2010, the Board has seven members and is divided into three classes. A class of Directors is elected each year for a three-year term. The current term of the Company’s Class II Directors, who are, as of October 25, 2010, Anthony J. Bay, Virginia G. Breen and Edward E. Lucente, will expire at the 2010 Meeting. Mr. Bay will not stand for reelection at the conclusion of his term. Effective November 1, 2010, the size of the Board will be increased by two members and Joseph M. O’Donnell will be appointed as a Class II Director and Jeffrey J. Fenton will be appointed as a Class III Director. The nominees for Class II Director for election at the 2010 Meeting are Virginia G. Breen, Edward E. Lucente and Joseph M. O’Donnell. If any of Ms. Breen, Mr. Lucente or Mr. O’Donnell is elected at the 2010 Meeting, such individual will be elected to serve for a term of three years that will expire at the Company’s 2013 Annual Meeting of Stockholders and until such individual’s successor is elected and qualified. Effective as of the time of the 2010 Meeting, the Board will reduce the size of the Board to eight members. The persons named as proxies will vote for each of Ms. Breen, Mr. Lucente and Mr. O’Donnell for election to the Board as a Class II Director unless the proxy card is marked otherwise.

Each of Ms. Breen, Mr. Lucente and Mr. O’Donnell has indicated willingness to serve, if elected; however, if prior to his or her election s/he becomes unable to serve, the persons named as proxies may vote the proxy for a substitute nominee. The Board has no reason to believe any of Ms. Breen, Mr. Lucente or Mr. O’Donnell will be unable to serve if elected.

The Board unanimously recommends that the stockholders vote FOR the Nominees listed below.

Information Concerning the Directors and the Board’s Nominees

Biographical and certain other information concerning the members of the Board and the nominees for election as a member of the Board are set forth below:

Class II Director Nominees for a three year term expiring at the 2013 Annual Meeting of Stockholders

Virginia G. Breen, age 46. Ms. Breen has served as a Director of the Company since April 2001. Since August 1995, Ms. Breen has been General Partner of Blue Rock Capital, L.P., a venture capital firm, which she co-founded, that invests in information technology and service businesses. Ms. Breen has also been a General Partner with Sienna Ventures, a venture capital firm that invests in information technology and service businesses since 2002. In addition, Ms. Breen serves as a Director/Trustee of four hedge funds, equity funds and real estate investment trusts that are associated with Bank of America/US Trust Company, N.A. and 12 hedge funds and equity funds associated with UBS Alternative Investments US. Ms. Breen provides the Board with extensive industry knowledge in information technology and service business markets, as well as leadership and governance experience through service as a director of numerous financial services investment funds sponsored by leading investment banking firms.

Edward E. Lucente, age 70. Mr. Lucente has served as a Director of the Company since April 2006. From January 1998 to December 2000, Mr. Lucente served as President, Chief Executive Officer and Chairman of the Board of QMS, Inc., a developer, manufacturer, and supplier of document printing solutions. From 1991 to 1993, Mr. Lucente served as Executive Vice President of Northern Telecom (Nortel), a designer and manufacturer of telephone and IP-optimized networks. From 1961 to 1991, Mr. Lucente served in various senior management positions with International Business Machines Corporation (IBM), including President of the Information Products Division; Group Executive, Marketing, Services and Sales; and IBM Vice President and Group Executive, Asia Pacific Group. Mr. Lucente is also a Trustee Emeritus of Carnegie Mellon University. Mr. Lucente brings to the Board leadership experience, including service in executive roles at several international corporations, sales and marketing insights, as well as extensive experience overseas, especially in Asia.

Joseph M. O’Donnell, age 64. From March 2008 to April 2009, Mr. O’Donnell served as Chief Executive Officer of Inmar Inc., a leading provider of technology-driven logistics and supply chain software and services. From June 1998 to May 2006, Mr. O’Donnell served as Chief Executive Officer and Chairman of the Board of Directors of Artesyn Technologies, Inc., a supplier of power conversion equipment and real-time embedded computing solutions to telecommunications equipment suppliers.

Mr. O’Donnell currently serves as a director of Comverge, Inc., a leading provider of smart grid, demand management and energy efficiency solution and Comverse Technology, Inc., the world’s leading provider of software and systems enabling value-added services for voice, messaging, mobile Internet and mobile advertising, converged billing and active customer management, and IP communications. Mr. O’Donnell also serves as a member of the University of Tennessee School of Business Advisory Board. Mr. O’Donnell’s prior board experience includes Boca Research Inc., Cincinnati Microwave Inc., MTS Systems Corporation, Parametric Technology Corporation, Superior Essex Inc. and V Band Corp. Mr. O’Donnell brings to the Board over 30 years of management experience in the technology, electronics and supply chain industries, including service in the chief executive officer role, as well as extensive experience serving as an outside director of multiple public companies.

Class III Director Continuing in Office until the 2011 Annual Meeting of Stockholders

Thomas H. Johnson, age 61. Mr. Johnson has served as a Director of the Company since April 2006. Since January 2009, Mr. Johnson has served as the Chief Executive Officer of The Taffrail Group, LLC, an international advisory firm. From November 2005 to the present, Mr. Johnson has been Managing Partner of THJ Investments, L.P., a private investment entity. Mr. Johnson served as Chairman and Chief Executive Officer of Chesapeake Corporation, a specialty packaging manufacturer, from August 1997 to November 2005. Mr. Johnson is also a director of Coca-Cola Enterprises, Inc., Mirant Corporation and Universal Corporation. Mr. Johnson’s prior board experience includes Superior Essex Inc. Mr. Johnson provides to the Board more than 15 years of leadership and financial experience, including service as the chief executive officer of several large corporations, including a publicly traded packaging company with international operations. Mr. Johnson also has extensive international management experience in Europe and Asia. Mr. Johnson’s contributions are complemented by his experience serving as an outside director of multiple public companies, including such companies’ audit, nominating and governance and compensation committees.

Class I Directors Continuing in Office until the 2012 Annual Meeting of Stockholders

Francis J. Jules, age 53. Mr. Jules has served as a Director of the Company since February 2003 and as presiding director since August 2006. Mr. Jules has served as President and Chief Executive Officer of AT&T Advertising Solutions, a subsidiary of AT&T, Inc., a local telephone and access provider, since September 2007. From November 2005 until September 2007, Mr. Jules served as Senior Vice President, Network Integration, AT&T Operations, Inc. From February 2003 to November 2005, Mr. Jules served as President, SBC Global Markets East, a subsidiary of SBC Communications, Inc., a data, voice and Internet service provider. During 2002, Mr. Jules served as Chief Executive Officer and as a director of US LEC Corp., a public telecommunications company now conducting business as PAETEC Holding Corp. Mr. Jules provides the Board with experience through his service in executive leadership roles in global organizations in the telecommunications industry, including extensive sales management responsibilities and expertise.

Joseph C. Lawler, age 60. Mr. Lawler has served as a Director of the Company since August 2004. Mr. Lawler has served as President and Chief Executive Officer of the Company since August 2004, and also became Chairman in August 2006. From 1995 to March 2004, Mr. Lawler served in various positions with R.R. Donnelley & Sons Company, a provider of full-service global print solutions, most recently as Executive Vice President. While at R.R. Donnelley, Mr. Lawler had management responsibilities for logistics, financial, direct mail and international operations. Mr. Lawler has led the Company for more than six years. As Chairman, President and Chief Executive Officer, Mr. Lawler brings to the Board his thorough knowledge of the Company’s business, strategy, people, operations, competition and financial position. Mr. Lawler also provides executive leadership and strategic vision.

Michael J. Mardy, age 61. Mr. Mardy has served as a Director of the Company since May 2003. Since July 2003, Mr. Mardy has served as Executive Vice President and Chief Financial Officer of Tumi, Inc., a retailer of prestige luggage and business accessories. Mr. Mardy is also a director and chairman of the audit committee of Green Mountain Coffee Roasters, Inc. Mr. Mardy provides to the Board expertise in finance and accounting, including experience gained through a career in finance including serving as chief financial officer of several companies. Mr. Mardy also brings experience serving as a public company outside director and chairman of public company audit committees.

Appointments to Board

Effective November 1, 2010, Joseph M. O’Donnell and Jeffrey J. Fenton will be appointed to the Board of Directors.

Jeffrey J. Fenton. Mr. Fenton, age 53, will be appointed by the Board as a Class III Director on November 1, 2010. Since March 2004, Mr. Fenton has served as a Principal of Devonshire Advisors LLC, an advisory services firm. From March 2004 to April 2008, Mr. Fenton also served as Senior Advisor to Cerberus Capital Management L.P., a leading private investment firm. From 1999 to October 2002, Mr. Fenton served as the Chief Executive Officer of Maxim Crane Works. Mr. Fenton served as the Chief Executive Officer of GE Capital Modular Space and as an officer of GE Capital Corporation from 1998 to 1999. Mr. Fenton served as a director of Bluelinx Holdings Inc., Formica Corporation, IAP Worldwide Services and Transamerica Trailer Leasing Co. Mr. Fenton brings to the Board significant finance, international business and leadership experience, having served as a senior advisor at a leading private investment firm as well as chief executive officer of a major industrial company.

On October 20, 2010, the Company, LCV Capital Management, LLC, Raging Capital Management, LLC and certain of their affiliates (the “Investor Group”) entered into an agreement (the “Agreement”) pursuant to which the Company agreed, among other things, to appoint Mr. Fenton to the Board on November 1, 2010 as a Class III Director. Pursuant to the Agreement, Mr. Fenton (or such Director that shall have been appointed to replace Mr. Fenton pursuant to the Agreement) is required to resign from the Board (i) upon a material breach of the Agreement by the Investor Group or (ii) if the Investor Group’s aggregate beneficial ownership of the Common Stock, at any time prior to the date of the 2011 Annual Meeting of Stockholders, shall be less than 50% of the aggregate beneficial ownership of the Common Stock by the Investor Group, as a whole, on the date of the Agreement.

Joseph M. O’Donnell. Mr. O’Donnell will be appointed by the Board as a Class II Director on November 1, 2010. Mr. O’Donnell is a nominee for election as a Class II Director at the 2010 Meeting and accordingly, Mr. O’Donnell’s biography appears above under “Class II Director Nominees for a three year term expiring at the 2013 Annual Meeting of Stockholders.” Mr. O’Donnell was recommended by the Nominating and Corporate Governance Committee as a nominee after an extensive Board search conducted in 2010, which search was conducted with the assistance of a third party search firm.

CORPORATE GOVERNANCE AND BOARD MATTERS

The Company maintains a corporate governance page on its website which includes key information about its corporate governance initiatives, including its Code of Business Conduct and Ethics, Corporate Governance Guidelines, and charters for each of the Audit Committee, Human Resources and Compensation Committee and Nominating and Corporate Governance Committee of the Board. The corporate governance page can be found by clicking on “Governance” under the Investor Relations tab on our website at www.moduslink.com.

The Company has policies and practices that promote good corporate governance and are compliant with the listing requirements of the NASDAQ Stock Market LLC (“Nasdaq”) and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including:

•	The Board has adopted clear corporate governance policies;

•	A majority of the Board members are independent of the Company and its management;

•	All members of the Audit Committee, the Human Resources and Compensation Committee, and the Governance Committee are independent;

•	The independent members of the Board meet regularly without the presence of management;

•

The Company has a code of business conduct and ethics, which applies to all employees, is monitored by its internal audit function and Chief Compliance Officer and is annually affirmed by its employees;

•	The charters of the Board committees clearly establish their respective roles and responsibilities;

•

The Company has an ethics hotline available to all employees, and the Company’s Audit Committee has procedures in place for the anonymous submission of employee complaints on accounting, internal accounting controls, or auditing matters;

•

The Company’s internal audit control function maintains critical oversight over the key areas of its business and financial processes and controls, and reports directly to the Company’s Audit Committee; and

•	The Company also has stock ownership guidelines for its non-employee Directors and executive officers.

Board Leadership Structure

In August 2006, upon the appointment of Mr. Lawler, the Company’s President and Chief Executive Officer, as Chairman of the Board, the Company established the position of presiding director, to serve as its lead independent director. The duties of the presiding director, as set forth in the Company’s Corporate Governance Guidelines, as amended to date, include (i) chairing any meeting of the independent Directors in executive session, (ii) facilitating communications between other members of the Board and the Chairman and Chief Executive Officer (however, each Director is free to communicate directly with the Chairman and Chief Executive Officer), (iii) in the event a stockholder seeks to communicate with the Board, accepting and responding to such communications in conjunction with the Chairman and Chief Executive Officer, and (iv) working with the Chairman and Chief Executive Officer (a) in the preparation of the agenda for each Board meeting, (b) in scheduling the time devoted to matters at each Board meeting and (c) as required, in determining the need for special meetings of the Board. The appointment of presiding director rotates among the independent Directors, but no more frequently than annually, and the Board periodically reviews the matter to determine if and when a rotation is advisable. The presiding director is currently Mr. Jules, who has served in this role since August 2006.

Independence of Members of the Board

The Board has determined that each of Anthony J. Bay, Virginia G. Breen, Thomas H. Johnson, Francis J. Jules, Edward E. Lucente and Michael J. Mardy, constituting a majority of the Directors of the Company, satisfies the criteria for being an “independent director” under the standards of Nasdaq and has no material relationship with the Company other than by virtue of service on the Board. In addition, the Board has determined that each of Jeffrey J. Fenton and Joseph M. O’Donnell satisfies the criteria for being an “independent director” under the standards of Nasdaq and has no material relationship with the Company. In determining that Mr. Johnson satisfies the criteria for being an “independent director”, the Board reviewed and considered the Company’s business relationship with The Taffrail Group, LLC, of which Mr. Johnson is the chief executive officer.

Board and Committee Meetings

During the fiscal year ended July 31, 2010 (“fiscal 2010”), the Board held 15 meetings (including by telephone conference). During fiscal 2010, each incumbent Director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings of the committees on which he or she served. During fiscal 2010, all of the independent Directors of the Company met regularly, either in an executive session of a regularly scheduled Board meeting or as the Governance Committee, outside of the presence of the non-independent Director and executive officers of the Company. The Company’s Directors are strongly encouraged to attend the Company’s Annual Meeting of Stockholders. All of the Company’s Directors serving at the time of the 2009 Annual Meeting of Stockholders attended such meeting.

The Board has five standing committees: the Audit Committee, the Human Resources and Compensation Committee, the Governance Committee, the Technology Committee and the Business Development Committee. Each committee reports regularly to the full Board on its activities.

Audit Committee

The Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which assists the Board in fulfilling its responsibilities to stockholders concerning the Company’s financial reporting and internal controls and facilitates open communication among the Audit Committee, Board, outside auditors and management. The Audit Committee discusses with management and the Company’s outside auditors the financial information developed by the Company, the Company’s systems of internal controls and the Company’s audit process. The Audit Committee is solely and directly responsible for appointing, evaluating, retaining and, when necessary, terminating the engagement of the independent auditor. The independent auditors meet with the Audit Committee (both with and without the presence of the Company’s management) to review and discuss various matters pertaining to the audit, including the Company’s financial statements, the report of the independent auditors on the results, scope and terms of their work, and their recommendations concerning the financial practices, controls, procedures and policies employed by the Company. The Audit Committee oversees the internal audit functions and the senior-most internal auditor reports directly to the Audit Committee. The Audit Committee pre-approves all audit services to be provided to the Company, whether provided by the principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to the Company by the independent auditor. The Audit Committee coordinates the Board’s oversight of the Company’s internal control over financial reporting, disclosure controls and procedures and code of conduct. The Audit Committee is charged with establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Audit Committee reviews all related party transactions on an ongoing basis and all such transactions must be approved or ratified by the Audit Committee. The Audit Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Audit Committee, a copy of which can be found under the “Investor Relations—Governance” section of the Company’s website at www.moduslink.com. The contents of our website are not part of this Proxy Statement, and our internet address is included in this document as an inactive textual reference only. As of October 25, 2010, the Audit Committee consists of Anthony J. Bay, Virginia G. Breen, Francis J. Jules and Michael J. Mardy (Chair), each of whom is independent as defined in applicable Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. The Board has determined that Michael J. Mardy is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. The Audit Committee met 6 times during fiscal 2010.

Human Resources and Compensation Committee

The Board has a Human Resources and Compensation Committee (the “Compensation Committee”), which administers the Company’s 2004 Stock Incentive Plan, 2002 Non-Officer Employee Stock Incentive Plan, 2000 Stock Incentive Plan and Amended and Restated 1995 Employee Stock Purchase Plan, as well as the Company’s cash incentive plans, performance-based restricted stock program and other equity-based awards. The Compensation Committee approves salaries, bonuses and other compensation arrangements and policies for the Company’s executive officers, including the Chairman, President and Chief Executive Officer. The Compensation Committee is authorized, without further action by the Board, to engage such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Board has adopted a written charter for the Compensation Committee, a copy of which can be found under the “Investor Relations—Governance” section of the Company’s website at www.moduslink.com. As of October 25, 2010, the Compensation Committee consists of Thomas H. Johnson, Francis J. Jules (Chair), Edward E. Lucente and Michael J. Mardy, each of whom is an independent Director as determined in accordance with the Compensation Committee charter and applicable Nasdaq Global Market rules. The Compensation Committee met 8 times during fiscal 2010.

The Company’s Chairman, President and Chief Executive Officer and Executive Vice President and General Counsel (who is responsible for the Company’s human resources department) regularly attend Compensation Committee meetings to provide information and recommendations regarding the Company’s executive compensation program. The Chairman, President and Chief Executive Officer formulates and presents recommendations regarding any change in the base salary, bonus, equity compensation and other benefits of other executive officers, but the Compensation Committee is not bound by such recommendations and the Compensation Committee ultimately approves the compensation of all executive officers. In addition, the Executive Vice President and General Counsel and members of the human resources staff compile relevant data at the request of the Compensation Committee. Other than making recommendations and participating in discussions regarding the compensation of other executive officers, the Company’s Chairman, President and Chief Executive Officer generally does not play a role in determining the amount or form of executive compensation. The Compensation Committee generally meets in executive sessions without any member of management present when discussing compensation matters pertaining to the Chairman, President and Chief Executive Officer and, at times, on other compensation-related matters. The Compensation Committee also reviews with the Board (other than Mr. Lawler), the compensation of the Chairman, President and Chief Executive Officer, prior to taking final action. The Chairman, President and Chief Executive Officer does not make proposals or recommendations regarding his own compensation.

In addition, to the extent permitted by applicable law and the provisions of a particular equity-based incentive plan, the Board has delegated authority to the Chairman, President and Chief Executive Officer to grant stock options to non-executive employees within certain limits, including a prohibition on making grants to direct reports and per person limits, which authority is generally used to facilitate making new hire grants and to recognize promotions or reward special accomplishments and achievements. In addition, the Compensation Committee approves the number of shares included in an annual stock option pool for annual grants to non-executive employees and thereafter the Chairman, President and Chief Executive Officer is authorized to determine the amounts, recipients and date of grant of the annual stock option grants to non-executive employees. In addition, the Board has authorized Mr. Lawler to make restricted stock awards to non-executive employees in an amount not to exceed 1,000 shares in any one instance, and 10,000 shares in the aggregate in any fiscal year.

In fiscal 2005, the Company retained Hewitt Associates LLC (“Hewitt”) as an independent advisor reporting to the Compensation Committee on executive compensation matters. During the fiscal years ended July 31, 2009 and July 31, 2010, Hewitt provided independent advice on compensation matters pertaining to the named executive officers and our other executives as requested by management or the Compensation Committee. During fiscal year 2009, Hewitt reviewed with the Compensation Committee the overall executive compensation landscape, conducted a review of all elements of our executive compensation program, including bonus, long-term incentives, supplemental benefits, perquisites and severance, and provided a competitive review of compensation levels for a selected group of senior executive positions, including the named executive officers. Hewitt’s findings were delivered in early fiscal 2010, and were taken into consideration in making fiscal 2010 executive compensation determinations. Hewitt has acted as an advisor to the Compensation Committee and also has provided, with the knowledge and consent of the Compensation Committee, advice and expertise to management on matters to be presented by management to the Compensation Committee. A representative of Hewitt attended a meeting of the Compensation Committee during fiscal year 2009 and was available to meet with the Compensation Committee, on occasion, outside of the presence of management. The Company has not retained Hewitt to provide any other services to the Company. The Compensation Committee reviews executive compensation on an ongoing basis and consults with Hewitt as deemed necessary. The Compensation Committee’s practice is to engage an outside compensation consultant to conduct a comprehensive review of executive compensation every two years. In intervening years, it is the Compensation Committee’s practice to adjust the data from the prior year, as it deems necessary, to reflect typical cost of living and inflationary effects.

The Compensation Committee also annually reviews with the Chairman, President and Chief Executive Officer the results of the Company’s management succession planning activities as it relates to his direct reports, and shares its findings with the full Board.

Nominating and Corporate Governance Committee

The Board has a Nominating and Corporate Governance Committee (the “Governance Committee”), which makes recommendations to the Board concerning all facets of the Director-nominee selection process, develops and recommends to the Board corporate governance principles applicable to the Company and oversees the evaluation of the Board and management. The Governance Committee has the authority to engage such independent legal and other advisors as it deems necessary or appropriate to carry out its responsibilities. The Governance Committee is responsible for overseeing an annual self-evaluation of the Board to determine whether it and its committees are functioning effectively and determines the nature of the evaluation, supervises the conduct of the evaluation and prepares an assessment of the performance of the Board, which is discussed with the Board. The Governance Committee also oversees the Company’s enterprise risk management program and activities. The Governance Committee, at the request of the Board, periodically reviews and makes recommendations to the Board relating to management succession planning, including policies and principles for Chief Executive Officer selection and performance review, as well as policies regarding succession in the event of an emergency or the retirement of the Chief Executive Officer. The Board has adopted a written charter for the Governance Committee, a copy of which can be found under the “Investor Relations—Governance” section of the Company’s website at www.moduslink.com.

In recommending candidates for election to the Board, the Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Governance Committee would recommend the candidate for consideration by the full Board. The Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. The Board requires that all nominees for the Board have a reputation for integrity, honesty and adherence to high ethical standards. In addition, nominees should also have demonstrated business acumen, experience and ability to exercise sound judgment in matters that relate to the current and long-term objectives of the Company and should be willing and able to contribute positively to the decision-making process of the Company. The Governance Committee will consider nominees for the Board recommended by stockholders in accordance with the Second Amended and Restated Bylaws of the Company (the “Bylaws”).

Stockholders wishing to propose Director candidates for consideration by the Governance Committee may do so by writing, by deadlines specified in the Company’s Bylaws, to the Secretary of the Company and providing information concerning the nominee and his or her proponent(s) required by the Company’s Bylaws. The Company’s Bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give timely written notice of an intent to make such a nomination to the Secretary of the Company. See “Proposals of Stockholders for 2011 Annual Meeting and Nomination of Directors” in this Proxy Statement for more information.

As of October 25, 2010, the Governance Committee consists of Anthony J. Bay, Virginia G. Breen, Thomas H. Johnson, Francis J. Jules, Edward E. Lucente (Chair) and Michael J. Mardy, each of whom is independent as defined in applicable Nasdaq listing standards. The Governance Committee met 5 times during fiscal 2010.

Technology Committee

The Board has a Technology Committee, which provides strategic guidance and oversight to the Company’s strategy regarding venture capital investing and evaluates and approves investment proposals for the Company’s venture capital activities. As of October 25, 2010, the Technology Committee consists of Anthony J. Bay (Chair), Virginia G. Breen and Joseph C. Lawler. The Technology Committee met 7 times during fiscal 2010.

Business Development Committee

In fiscal year 2009, the Board established a Business Development Committee, which assists the Board in its review of potential strategic transactions, including mergers and acquisitions and acts as a resource for management in management’s review and evaluation of such potential transactions. As of October 25, 2010, the Business Development Committee consists of Thomas H. Johnson (Chair), Francis J. Jules, Joseph C. Lawler and Edward E. Lucente. The Business Development Committee met 11 times during fiscal 2010.

Board’s Role in Risk Oversight

We believe that risk is inherent in innovation and the pursuit of long-term growth opportunities. The Company’s management is responsible for day-to-day risk management activities. The Board, acting directly and through its committees, is responsible for the oversight of the Company’s risk management. With the oversight of the Board, the Company has implemented practices and programs designed to help manage the risks to which we are exposed in our business and to align risk-taking appropriately with our efforts to increase stockholder value.

The Governance Committee has primary responsibility for initial consideration of all risk oversight matters and oversees our financial and risk management policies and enterprise risk management activities. As part of the overall risk oversight framework, the Governance Committee’s risk oversight responsibilities include, among other things, reviewing annually: (i) the categories of risk the Company faces; (ii) the design of the Company’s risk management functions; (iii) the internal communication of the Company’s risk management strategy; (iv) the risk policies and procedures adopted by management and the implementation of such policies and procedures; and (v) the reports of management, independent auditors, legal counsel and outside experts regarding risks the Company faces. Additionally, the Governance Committee meets with the Company’s management team (i) on a quarterly basis to discuss the risks the Company faces and (ii) every six months to do an in-depth review of one particular risk area the Company faces. Our management team reviews risks on a regular basis and meets quarterly to discuss the Company’s risk management.

In addition, the Board participates in regular discussions with the Company’s senior management of many core subjects, including strategy, operations, finance, and legal and public policy matters, in which risk oversight is an inherent element. The

Board believes that the leadership structure described above under “Board Leadership Structure” facilitates the Board’s oversight of risk management because it allows the Board, with leadership from the presiding director and working through its committees, including the independent Governance Committee, to participate actively in the oversight of management’s actions.

Diversity

Diversity has always been very important to us. Although we have no formal separate written policy, pursuant to our Corporate Governance Guidelines, the Board annually reviews the appropriate skills and characteristics of the members of the Board, and diversity is one of the factors used in this assessment.

Director Stock Ownership Guidelines

In September 2008, the Compensation Committee adopted stock ownership guidelines for our Directors. The Compensation Committee believes that it is appropriate for the Directors to hold equity in the Company. Under these guidelines, the non-employee Directors’ ownership requirement is set at two times the annual retainer. All individuals will have five years from the later of the adoption of the guidelines or his or her first appointment or election as a Director to reach these ownership levels. In computing the amounts owned, the Company will consider the value of shares owned outright, restricted stock held by the individual, and in-the-money vested options. Compliance will be measured at the end of each calendar year.

Stockholder Communications with the Board

Stockholders may send written communications to the Board, the presiding director or any individual member of the Board to the following address: c/o Secretary, ModusLink Global Solutions, Inc., 1100 Winter Street, Waltham, Massachusetts 02451. The Company will forward all such correspondence accordingly, except for mass mailings, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material.

PROPOSAL 2

APPROVAL OF MODUSLINK GLOBAL SOLUTIONS, INC. 2010 INCENTIVE AWARD PLAN

The Board is submitting the ModusLink Global Solutions, Inc. 2010 Incentive Award Plan (the “Plan”) for stockholder approval. As proposed for approval, 5,000,000 shares will be authorized for future grants under the Plan, subject to adjustment from Prior Plans as described below.

If the Plan is approved by our stockholders, then, after such approval, no additional awards may be granted under the Company’s 2004 Stock Incentive Plan, 2002 Non-Officer Employee Stock Incentive Plan or 2000 Stock Incentive Plan (collectively, the “Prior Plans”). Awards under the Prior Plans that are outstanding will remain outstanding and subject to the terms of the respective Prior Plan until they are either exercised or forfeited, or they expire in accordance with their original terms.

The Plan provides equity compensation to the Board, employees and consultants and is necessary in order to maintain competitive compensation practices and to align the interests of our Board, employees and consultants with our stockholders, in accordance with our executive compensation philosophy. If the Plan is not approved, we will be limited in using equity compensation as a tool for aligning our Board’s, employees’ and consultants’ interests with our stockholders’ interests. We believe the Plan properly balances its compensatory design with stockholder interests by having the following characteristics:

•	Discounted options or stock appreciation rights (SARs) are prohibited;

•	Repricing of awards is prohibited without prior stockholder approval;

•	A cap on grants of full-value awards;

•	No dividends or dividend equivalents are paid on performance awards until the applicable performance criteria is satisfied and shares of Common Stock are issued pursuant to the award; and

•

Shares used to pay option exercise prices or to satisfy tax withholdings are not recycled back into the Plan and the Plan does not have other “liberal share counting” practices, as defined by Institutional Shareholder Services, Inc.

On October 11, 2010, the Board approved and adopted the Plan, subject to approval by our stockholders.

The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Plan itself, which is included as Appendix I to this Proxy Statement.

The Plan provides for the grant of incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986 (the “Code”), non-statutory stock options, restricted stock, restricted stock units, stock appreciation rights (“SARs”), deferred stock, dividend equivalent rights, performance awards and stock payments (collectively referred to as “Awards”) to our employees, consultants and directors.

Shares Subject to the Plan

Under the Plan, the aggregate number of shares of Common Stock that may be granted is (i) 5,000,000 plus (ii) any shares of Common Stock that are subject to awards under the Prior Plans, which after the effective date of the Plan are forfeited, lapse unexercised (in whole or in part) or are settled in cash and not issued under the Prior Plans. The Plan provides that no more than 3,000,000 shares will be granted as “full value awards”, such as restricted stock, restricted stock units, deferred stock, performance awards, or stock payments where the participant does not pay the intrinsic value for such award. Under the Plan, no more than 4,000,000 shares may be granted as Awards to any one individual during any calendar year.

The shares subject to the Plan, the limitations on the number of shares that may be awarded under the Plan, and shares and option prices subject to Awards outstanding under the Plan, will be adjusted as the Plan administrator deems appropriate to reflect stock dividends, stock splits, combinations or exchanges of shares, merger, consolidation, spin-off, recapitalization, or other similar transactions.

No option may be awarded to reduce the per share exercise price of the shares subject to the option below the exercise price as of the date the option is granted, and no option may be granted in exchange for, or in connection with, the cancellation or surrender of an option having a higher per share exercise price, unless the approval of the Company’s stockholders is first obtained.

Shares subject to Awards under the Plan or awards under the Prior Plans that have expired, been forfeited or settled in cash, or otherwise terminated without having been exercised may be added back to the Plan and may be granted as new Awards. Shares which are used to pay the exercise price for an option or stock appreciation right, shares withheld to pay taxes, and shares repurchased by the Company other than by reason of a forfeiture provision will be cancelled and will not be added back to the number of shares available for grant under the Plan. Shares granted under the Plan may be previously authorized but unissued shares, treasury shares or shares bought on the open market or otherwise.

On October 21, 2010, the closing price of a share of Common Stock on the NASDAQ Global Select Market was $6.92.

Administration

Generally, the Compensation Committee will administer the Plan. The Compensation Committee has the authority to:

•	select the individuals who will receive Awards;

•	determine the type or types of Awards to be granted;

•	determine the number of Awards to be granted and the number of shares to which the Award relates;

•	determine the terms and conditions of any Award, including the exercise price and vesting (including acceleration thereof);

•	determine the terms of settlement of any Award;

•	prescribe the form of Award agreement;

•	establish, adopt or revise rules for administration of the Plan;

•	interpret the terms of the Plan and any Award, and any matters arising under the Plan; and

•	make all other decisions and determinations as may be necessary or advisable to administer the Plan.

The Compensation Committee may delegate its authority to grant or amend Awards with respect to participants other than senior executive officers, employees covered by Section 162(m) of the Code or the officers to whom the authority to grant or amend Awards has been delegated. In addition, the full Board, acting by majority, will conduct the general administration of the Plan with respect to Awards granted to directors who are not employees of the Company.

The Compensation Committee or the Board may also amend the Plan. Amendments to the Plan are subject to stockholder approval to the extent required by law, or NASDAQ Stock Market rules or regulations. Additionally, stockholder approval will be specifically required to increase the number of shares available for issuance under the Plan, allow for the grant of options or stock appreciation rights with an exercise price that is below fair market value on the date of grant, extend the term of an option or a stock appreciation right beyond ten years, or otherwise materially increase the benefits or change eligibility requirements.

The Board may exercise the rights and duties of the Compensation Committee, except with respect to matters which are required to be determined in the sole discretion of the Compensation Committee under Rule 16b-3 of the Exchange Act or Section 162(m) of the Code.

Eligibility

Awards under the Plan may be granted to individuals who are our employees or employees of our subsidiaries, our directors and our consultants. However, options which are intended to qualify as ISOs may only be granted to our employees and employees of our subsidiaries.

Awards

The following will briefly describe the principal features of the various Awards that may be granted under the Plan.

Options. Options provide for the right to purchase Common Stock at a specified price, and usually will become exercisable in the discretion of the Compensation Committee in one or more installments after the grant date. The option exercise price may be paid in cash, by check, shares of Common Stock which have been held by the option holder for such period of time as may be required by the Compensation Committee to avoid adverse accounting consequences, other property with value equal to the exercise price, through a broker-assisted cashless exercise, a loan, provided such loan does not otherwise violate Section 13(k) of the Securities Exchange Act, or such other methods as the Compensation Committee may approve from time to time. The Compensation Committee may at any time substitute SARs for options granted under the Plan.

Options may be granted for any term specified by the Compensation Committee, but shall not exceed ten years. Options may not be granted at an exercise price that is less than the fair market value of our Common Stock on the date of grant. For purposes of the Plan, fair market value is defined as the closing price for Common Stock on the NASDAQ Stock Market on the grant date (or if no sale occurred on such date, then on the first immediately preceding date during which a sale occurred), as reported in the Wall Street Journal (or another similar reliable source). Additionally, the Compensation Committee may not, without stockholder approval, reprice any options, including the cancellation of options in exchange for options with a lower exercise price.

Options may take two forms, nonstatutory options (NSOs) and ISOs.

ISOs will be designed to comply with the provisions of the Code and will be subject to certain restrictions contained in the Code in order to qualify as ISOs. Among such restrictions, ISOs must:

•

have an exercise price not less than the fair market value of Common Stock on the date of grant, or if granted to certain individuals who own or are deemed to own at least 10% of the total combined voting power of all of our classes of stock (“10% stockholders”), then such exercise price may not be less than 110% of the fair market value of Common Stock on the date of grant;

•	be granted only to our employees and employees of our subsidiary entities;

•	expire within a specified time following the option holder’s termination of employment;

•	be exercised within ten years after the date of grant, or with respect to 10% stockholders, no more than five years after the date of grant; and

•	not be first exercisable for more than $100,000 worth of value, determined based on the exercise price.

If an Award purported to be an ISO fails to meet the requirements of the Code, then the Award will instead be considered a NSO.

Restricted Stock. A restricted stock award is the grant of shares of Common Stock at a price determined by the Compensation Committee (which price may be zero), is nontransferable and unless otherwise determined by the Compensation Committee at the time of award, may be forfeited upon termination of employment or service during a restricted period. The Compensation Committee may restrict the participant’s ability to vote the shares of restricted stock and or receive dividends on such shares.

Stock Appreciation Rights. SARs provide for the payment to the holder based upon increases in the price of Common Stock over a set base price, which may not be less than the fair market value of Common Stock on the date of grant. Payment for SARs may be made in cash, Common Stock or any combination of the two. The Compensation Committee may not, without stockholder approval, reprice any SARs, including the cancellation of SARs in exchange for options or SARs with a lower exercise price. SARs become exercisable in the discretion of the Compensation Committee, but generally not earlier than three years from the grant date. However, SARs granted to non-employee directors will generally become exercisable within one year from the grant date. SARs may be granted for any term specified by the Compensation Committee, but shall not exceed ten years.

Restricted Stock Units. Restricted stock units represent the right to receive shares of Common Stock at a specified date in the future, subject to forfeiture of such right. If the restricted stock unit has not been forfeited, then on the date specified in the restricted stock unit agreement we shall deliver to the holder of the restricted stock unit, unrestricted shares of Common Stock which will be freely transferable. The Compensation Committee will specify the purchase price, if any, to be paid by the grantee for the Common Stock.

Dividend Equivalents. Dividend equivalents represent the value of the dividends per share of Common Stock paid by the Company, calculated with reference to the number of shares covered by an Award (other than a dividend equivalent award) held by the participant. No dividends or dividend equivalent awards will be paid on any performance awards until the applicable performance criteria is satisfied and shares of Common Stock are issued pursuant to the Award.

Performance Share Awards. Performance share awards are denominated in shares of Common Stock and are linked to satisfaction of performance criteria established by the Compensation Committee. If the Compensation Committee determines that the Award is intended to meet the requirements of “qualified performance based compensation” and therefore be deductible under Section 162(m) of the Code, then the performance criteria on which the Award will be based shall be with reference to any one or more of the following: earnings (either before or after interest, taxes, depreciation and amortization), gross or net sales or revenue, income (either operating, gross or net, or before or after taxes), adjusted net income, operating earnings or profit, cash flow (including, but not limited to, operating cash flow and free cash flow), return on assets, return on capital, return on stockholders’ equity, total stockholder return, return on sales, gross or net profit or operating margin, costs, funds from operations, expenses, working capital, earnings per share, adjusted earnings per share, price per share of Common Stock, regulatory body approval for commercialization of a product, implementation or completion of critical projects, market share, economic value, productivity, operating efficiency, economic value-added (as determined by the Compensation Committee), cash flow return on capital, return on net assets, regulatory compliance, improvement in financial ratings, objective goals relating to the balance sheet or income statement, and such other objective goals established by the Compensation Committee any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators (the “Performance Criteria”).

Performance Stock Units. Performance stock units are denominated in units equivalent to shares of Common Stock or units of value, including dollar value of shares of Common Stock, and are linked to satisfaction of performance criteria established by the Compensation Committee, including the Performance Criteria, on a specified date or dates over any period or periods.

Stock Payments. Payments to participants of bonuses or other compensation may be made under the Plan in the form of Common Stock. The number of shares will be determined by the Compensation Committee, and may be based upon performance criteria, including the Performance Criteria.

Deferred Stock. Deferred stock typically is awarded without payment of consideration and is subject to vesting conditions, including satisfaction of performance criteria, including the Performance Criteria. Like restricted stock, deferred stock may not be sold or otherwise transferred until the vesting conditions are removed or expire. Unlike restricted stock, deferred stock is not actually issued until the deferred stock award has vested. Recipients of deferred stock have no voting or dividend rights prior to the time when the vesting conditions are met and the deferred stock is delivered.

Performance Award. Performance awards are payable in cash or stock and are linked to satisfaction of performance criteria, including the Performance Criteria. The Compensation Committee has the authority to reduce the amount otherwise payable under a performance award upon attainment of the Performance Criteria.

Change in Control

In the event of a change in control (as defined in the Plan set forth in Appendix I to this Proxy Statement), Awards granted under the Plan will be assumed or an equivalent award will be substituted by a successor in such change in control. If such Awards are assumed or substituted and the participant is terminated without cause within 12 months following the change in control, then the Awards will become fully vested. If the Awards are not assumed or substituted in the change in control, they may, in the discretion of the Compensation Committee, become fully vested and exercisable immediately prior to the consummation of a change in control.

Adjustments Upon Certain Events

The number and kind of securities subject to an Award, terms and conditions (including performance targets or criteria) and the exercise price or base price of outstanding Awards will be proportionately adjusted as the Compensation Committee deems appropriate, in its discretion, to reflect any stock dividends, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization or other distribution (other than normal cash dividends) of Company assets to stockholders, or other similar changes affecting the shares other than an equity restructuring. In the event of any other change in the capitalization of the Company, including an equity restructuring, the Compensation Committee will make proportionate and equitable adjustments in the number and class of shares and the per share grant or exercise price for outstanding Awards as the Compensation Committee deems appropriate in its discretion to prevent dilution or enlargement of rights. In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares or share price of Common Stock, including an equity restructuring, the Company may in its sole discretion refuse to permit the exercise of any Award for a period of 30 days prior to the consummation of any such transaction.

Awards Not Transferable

Generally, the Awards may not be pledged, assigned or otherwise transferred other than by will or by laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Compensation Committee. The Compensation Committee may allow Awards other than ISOs to be transferred for estate or tax planning purposes to members of the holder’s family, charitable institutions or trusts for the benefit of family members.

Miscellaneous

As a condition to the issuance or delivery of stock or payment of other compensation pursuant to the exercise or lapse of restrictions on any Award, the Company requires participants to discharge all applicable withholding tax obligations. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations, subject to the discretion of the Compensation Committee to disapprove of such use.

The Plan will expire and no further Awards may be granted under the Plan after the tenth anniversary of its approval by stockholders.

Certain U.S. Federal Income Tax Consequences

The U.S. Federal income tax consequences of the Plan under current U.S. Federal income tax law are summarized in the following discussion which deals with the general tax principles applicable to the Plan, and is intended for general information only. In addition, the tax consequences described below are subject to the limitations of Code Section 162(m), as discussed in further detail below. Alternative minimum tax and other Federal taxes and foreign, state and local income taxes are not discussed, and may vary depending on individual circumstances and from locality to locality.

Nonqualified Stock Options. For Federal income tax purposes, the recipient of NSOs granted under the Plan will not have taxable income upon the grant of the option, nor will the Company then be entitled to any deduction. Generally, upon exercise of NSOs the optionee will realize ordinary income, and the Company will be entitled to a deduction, in an amount equal to the difference between the option exercise price and the fair market value of the stock at the date of exercise.

Incentive Stock Options. An optionee generally will not recognize taxable income upon either the grant or exercise of an ISO. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an “item of tax preference” for the optionee. Generally, upon the sale or other taxable disposition of the shares of Common Stock acquired upon exercise of an ISO, the optionee will recognize income taxable as capital gains in an amount equal to the excess, if any, of the amount realized in such disposition over the option exercise price, provided that no disposition of the shares has taken place within either (a) two years from the date of grant of the ISO or (b) one year from the date of exercise. If the shares of Common Stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the Award exercise price and the fair market value of the shares on the date of exercise generally will be taxable as ordinary income; the balance of the amount realized from such disposition, if any, generally will be taxed as capital gain. If the shares of Common Stock are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee’s ordinary income generally is limited to the excess, if any, of the amount realized in such disposition over the option exercise price paid. The Company (or other employer corporation) generally will be entitled to a tax deduction only to the extent the optionee has ordinary income upon sale or other disposition of the shares of Common Stock.

Restricted Stock. Generally, a Participant will not be taxed upon the grant or purchase of restricted stock that is subject to a “substantial risk of forfeiture,” within the meaning of Section 83 of the Code, until such time as the restricted stock is no longer subject to the substantial risk of forfeiture. At that time, the Participant will be taxed on the difference between the fair market value of the Common Stock and the amount the Participant paid, if any, for such restricted stock. However, the recipient of restricted stock under the Plan may make an election under Section 83(b) of the Code to be taxed with respect to the restricted stock as of the date of transfer of the restricted stock rather than the date or dates upon which the restricted stock is no longer subject to a substantial risk of forfeiture.

Stock Appreciation Rights. No taxable income is generally recognized upon the receipt of a SAR. Upon exercise of a SAR, the cash or the fair market value of the shares received generally will be taxable as ordinary income in the year of such exercise. The Company generally will be entitled to a compensation deduction for the same amount which the recipient recognizes as ordinary income.

Restricted Stock Units. A participant will generally not recognize taxable income upon grant of a restricted stock unit. However, when the shares are delivered to the participant, then the value of such shares at that time will be taxable to the participant as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

Dividend Equivalents. A participant will recognize taxable ordinary income on dividend equivalents as they are paid and the Company generally will be entitled a corresponding deduction.

Performance Share Awards and Performance Stock Units. A participant will recognize taxable ordinary income on the fair market value of the shares or the cash paid on performance share awards and performance stock units when such Awards are delivered or paid and generally the Company will be entitled to a corresponding deduction.

Stock Payments. A participant will recognize taxable ordinary income on the fair market value of the stock delivered as payment of bonuses or other compensation under the Plan and generally the Company will be entitled to a corresponding deduction.

Deferred Stock. A participant will recognize taxable ordinary income on the fair market value of the shares on the date shares are delivered under a deferred stock award and generally the Company will be entitled to a corresponding deduction.

Performance Awards. A participant will recognize taxable ordinary income on the amount of cash paid under the Performance Award and generally the Company will be entitled to a corresponding deduction.

Code Section 409A. Certain Awards under the Plan, depending in part on particular Award terms and conditions, may be considered non-qualified deferred compensation subject to the requirements of Code Section 409A. If the terms of such Awards do not meet the requirements of Code Section 409A, then the violation may result in an additional 20% tax obligation, plus penalties and interest for such participant.

Section 162(m)

Under Code Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises) for certain executive officers exceeds $1 million in any one taxable year. However, under Code Section 162(m), the deduction limit does not apply to certain “performance-based” compensation established by an independent compensation committee which conforms to certain restrictive conditions stated under the Code and related regulations. The Plan has been structured with the intent that Awards granted under the Plan may meet the requirements for “performance-based” compensation and Code Section 162(m). To the extent granted at an exercise price not less than the value of our Common Stock, options and SARs granted under the Plan are intended to qualify as “performance-based” under Section 162(m) of the Code. Restricted Stock, Performance Stock Awards, Performance Stock Units, Restricted Stock Units and Deferred Stock under the Plan may qualify as “performance-based” under Code Section 162(m) if they vest or become payable based solely upon attainment of pre-established goals based on the Performance Criteria. Performance Awards may qualify as

“performance based” under Code Section 162(m) to the extent payable based solely on attainment of pre-established goals based on the Performance Criteria. We have attempted to structure the Plan in such a manner that the Compensation Committee can determine the terms and conditions of Awards granted thereunder in order to determine whether the remuneration attributable to such Awards will be subject to the $1 million limitation. We have not, however, requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from taking a contrary position with respect to the Plan.

Plan Benefits

The number of Awards that will be received by or allocated to our executive officers, directors and employees under the Plan is not undeterminable at this time.

Equity Compensation Plans

The following table provides certain information as of July 31, 2010 about Common Stock that may be issued under our existing equity compensation plans (no further grants will be made under the Prior Plans after the effective date of the Plan):

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,535,295	$13.28	1,280,587	(1)
Equity compensation plans not approved by security holders	799,303	$11.58	331,908

Total	2,334,598	$12.70	1,612,495

(1)	Includes 279,204 shares available for issuance under the Company’s Amended and Restated 1995 Employee Stock Purchase Plan, as amended.

The Board recommends that the stockholders vote FOR the adoption of the Plan.

PROPOSAL 3

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed KPMG LLP, an independent registered public accounting firm, to audit the Company’s consolidated financial statements for the fiscal year ending July 31, 2011, and recommends that the stockholders vote for ratification of such appointment. If the stockholders do not ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm, the appointment will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and its stockholders’ best interests. A representative of KPMG LLP, which served as the Company’s independent registered public accounting firm in fiscal 2010, is expected to be present at the 2010 Meeting, to be available to respond to appropriate questions from stockholders and to make a statement if he or she desires to do so.

The Board recommends that the stockholders vote FOR the ratification of KPMG LLP to serve as the Company’s independent registered public accounting firm for the current fiscal year.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of October 21, 2010, with respect to the beneficial ownership of shares of Common Stock by: (i) 5% stockholders; (ii) the members of the Board of the Company, including the Company’s Chief Executive Officer; (iii) a nominee for election to the Board of the Company; (iv) the Company’s Chief Financial Officer; (v) the Company’s three other most highly compensated executive officers who were serving as executive officers on July 31, 2010 (collectively with the Chief Executive Officer and the Chief Financial Officer, the “named executive officers”); and (vi) all current executive officers and members of the Board of the Company, as a group.

	Amount and Nature of Beneficial Ownership(1)
Name of Beneficial Owner	Number of Shares	Percent of Class(2)
5% Stockholders
BlackRock, Inc.(3)	2,927,212	6.6%
Dimensional Fund Advisors LP(4)	2,874,275	6.5%
Schneider Capital Management Corporation(5)	2,740,498	6.2%

Directors and Nominees
Anthony J. Bay(6)	30,999	*
Virginia G. Breen(7)	40,899	*
Thomas H. Johnson(8)	33,899	*
Francis J. Jules(9)	37,049	*
Joseph C. Lawler(10)	910,722	2.0%
Edward E. Lucente(11)	46,899	*
Michael J. Mardy(12)	44,099	*
Joseph M. O’Donnell(13)	—	*

Named Executive Officers (other than CEO)
Steven G. Crane(14)	211,068	*
Peter L. Gray(15)	116,852	*
William R. McLennan(16)	249,522	*
David J. Riley(17)	127,566	*
All current executive officers and directors, as a group (11 persons) (18)	1,849,574	4.1%

*	Less than 1%
(1)	For purposes of this table, beneficial ownership is determined by rules promulgated by the Securities and Exchange Commission (the “SEC”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares over which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after October 21, 2010, through the exercise of any stock option or other right (“Presently Exercisable Options”). The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. The Company believes that each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of Common Stock listed as owned by such person or entity unless noted otherwise. Unless otherwise indicated, the address of each person listed in the table is c/o ModusLink Global Solutions, Inc., 1100 Winter Street, Waltham, MA 02451.
(2)	Number of shares deemed outstanding includes 44,236,268 shares of Common Stock as of October 21, 2010, plus any shares subject to Presently Exercisable Options held by the person in question.
(3)

Based solely on information provided in a Schedule 13G filed by BlackRock, Inc. (“BlackRock”) with the SEC on January 29, 2010, BlackRock has sole dispositive power and sole voting power with respect to such shares. BlackRock’s address is 40 East 52nd Street, New York, NY 10022.

(4)

Based solely on information provided in a Schedule 13G filed by Dimensional Fund Advisors LP (“Dimensional”) with the SEC on February 8, 2010, Dimensional has shared dispositive power with respect to such shares and sole voting power with respect to 2,783,740 shares. Dimensional is an investment advisor registered under Section 203 of the Investment Advisors

Act of 1940, furnishing investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are collectively referred to as the “Funds.” As a result of its role as investment advisor or investment manager to the Funds, Dimensional may be deemed to be the beneficial owner of the 2,874,275 shares of Common Stock held by the Funds. However, Dimensional does not have the right to receive any dividends from, or the proceeds from the sale of, the securities held by the Funds and Dimensional disclaims beneficial ownership of such securities. Dimensional’s address is Palisades West, Building One, 6300 Bee Cave Road, Austin, TX 78746.

(5)	Based solely on information provided in a Schedule 13G filed by Schneider Capital Management Corporation (“Schneider”) with the SEC on February 12, 2010, Schneider has sole dispositive power with respect to such shares and sole voting power with respect to 1,587,529 shares. Schneider’s address is 460 E. Swedesford Rd., Suite 2000, Wayne, PA 19087.
(6)	Includes 28,499 shares which may be acquired by Mr. Bay pursuant to Presently Exercisable Options.
(7)	Includes 38,399 shares which may be acquired by Ms. Breen pursuant to Presently Exercisable Options.
(8)	Includes 26,399 shares which may be acquired by Mr. Johnson pursuant to Presently Exercisable Options.
(9)	Includes 33,599 shares which may be acquired by Mr. Jules pursuant to Presently Exercisable Options.
(10)	Includes 472,354 shares which may be acquired by Mr. Lawler pursuant to Presently Exercisable Options.
(11)	Includes 26,399 shares which may be acquired by Mr. Lucente pursuant to Presently Exercisable Options. Includes 15,000 shares held by a limited partnership controlled by Mr. Lucente and his wife; Mr. Lucente and his wife have shared dispositive and voting power with respect to such shares.
(12)	Includes 33,599 shares which may be acquired by Mr. Mardy pursuant to Presently Exercisable Options.
(13)	Mr. O’Donnell is a nominee for election to the Board at the 2010 Meeting. Mr. O’Donnell will be appointed by the Board as a Class II Director on November 1, 2010.
(14)	Includes 96,143 shares which may be acquired by Mr. Crane pursuant to Presently Exercisable Options.
(15)	Includes 58,956 shares which may be acquired by Mr. Gray pursuant to Presently Exercisable Options.
(16)	Includes 141,499 shares which may be acquired by Mr. McLennan pursuant to Presently Exercisable Options.
(17)	Includes 60,248 shares which may be acquired by Mr. Riley pursuant to Presently Exercisable Options.
(18)	Includes 1,016,094 shares which may be acquired pursuant to Presently Exercisable Options.

ADDITIONAL INFORMATION

Management

Officers are elected annually by the Board and serve at the discretion of the Board. Set forth below is information regarding the current executive officers of the Company.

Name	Age	Position
Joseph C. Lawler	60	Chairman, President and Chief Executive Officer
Steven G. Crane	53	Chief Financial Officer
Peter L. Gray	42	Executive Vice President, General Counsel and Secretary
William R. McLennan	52	President, Global Operations, ModusLink Corporation
David J. Riley	40	Executive Vice President, Corporate Development

Joseph C. Lawler has served as President and Chief Executive Officer of the Company and as a Director since August 2004, and also became Chairman in September 2006. From 1995 to March 2004, Mr. Lawler served in various positions with R.R. Donnelley & Sons Company, a provider of full-service global print solutions, most recently as Executive Vice President. While at R.R. Donnelley, Mr. Lawler had management responsibilities for logistics, financial, direct mail and international operations.

Steven G. Crane has served as Chief Financial Officer of the Company since April 2007. From April 2007 until June 2008, Mr. Crane also served as Treasurer of the Company. Prior to joining the Company, Mr. Crane served as President of FT Interactive Data Corporation, a division of International Data Corporation, a provider of various financial data and proprietary information, from August 2006 until August 2007 where he was responsible for overall management of the division. Mr. Crane also served as Chief Financial Officer of Interactive Data Corporation from 1999 until August 2006, where he was responsible for all finance functions.

Peter L. Gray has served as Executive Vice President and General Counsel of the Company since March 2002 and as Secretary since December 2005. Mr. Gray served as Vice President and Assistant General Counsel of the Company from December 2000 to March 2002 and Associate General Counsel of the Company from June 1999 to December 2000. Mr. Gray served as Assistant General Counsel of Cambridge Technology Partners (Massachusetts), Inc. from February 1999 to June 1999. From September 1993 to January 1999, Mr. Gray was an attorney at Hale and Dorr LLP (now Wilmer Cutler Pickering Hale and Dorr LLP), where he was elected a junior partner in May 1998.

William R. McLennan has served as President, Global Operations, ModusLink Corporation, since June 2008. Mr. McLennan joined ModusLink Corporation in February 2005 and served as President, Asia-Pacific Operations of ModusLink Corporation until January 2006. From January 2006 until June 2008, Mr. McLennan served as President, International Business Unit of ModusLink Corporation. From June 2004 to February 2005, Mr. McLennan served as a partner of Onyx Capital Ventures, a private equity investment firm where he oversaw certain investments. From June 2003 to April 2004, Mr. McLennan served as President of R.R. Donnelley Logistics, a supply chain management company where he was responsible for overall management of the company. From August 2001 to May 2003, Mr. McLennan was Chief Operating Officer and Chief Financial Officer of R.R. Donnelley Logistics. From April 2000 to June 2001, Mr. McLennan served as the Co-President of Packtion Corporation, an internet technology business, where he oversaw all operations.

David J. Riley has served as Executive Vice President, Corporate Development of the Company since April 2007. From June 2006 until April 2007, Mr. Riley served as Interim Chief Financial Officer and Treasurer of the Company. From March 2006 until June 2006, Mr. Riley served as Special Assistant to the Chief Executive Officer of the Company. Mr. Riley served in various capacities within the Company’s finance department from March 2000 to June 2006, including as Director of Finance from February 2001 to April 2003 and as Vice President, Finance from April 2003 to March 2006. Prior to joining the Company in 2000, Mr. Riley was a member of the Audit practice with Ernst & Young LLP. Mr. Riley is a Certified Public Accountant.

There are no family relationships between any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company. Messrs. Lawler, Crane, Gray and McLennan are also directors and/or officers of many of the Company’s subsidiaries.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary of Analysis

As set forth below, the Company’s compensation philosophy historically has been to set total target compensation for our executives at approximately the 50th percentile relative to a peer group and the general market. As discussed below, target total compensation was increased in fiscal 2010 for the named executive officers through an increase in targeted performance-based annual cash bonus, which in some instances increased total target compensation above the 50th percentile. We make our compensation determinations in order to have our compensation reflect the market for the talented professionals that we seek to employ. We attempt to align our executives’ compensation with the interests of our stockholders by tying incentive compensation very closely to Company performance. Our performance-based annual cash bonus plan is tied to the key financial metrics that the Company uses to assess its business performance and where the minimum, yet challenging performance thresholds that are set by the Compensation Committee are not attained, no bonus is paid with respect to such metric. Conversely, the bonus plan provides for increasing levels of payout for performance at higher levels. Our compensation package also includes the award of stock options, so that our executives are rewarded, along with our stockholders, when the market price of our stock appreciates, and restricted stock. Our use of performance-based restricted stock awards, which are only granted if a targeted level of financial performance is met, also reinforces a pay-for-performance culture. Our use of perquisites is modest and we consider our severance benefits, discussed elsewhere in this Proxy Statement, to reflect market practice and to be reasonable. We periodically engage an outside compensation consultant to assist the Compensation Committee with its compensation review and consider peer group and industry data. In addition, the Compensation Committee periodically reviews tally sheets, as further discussed below, in order to take a holistic view of the compensation of our executives.

As discussed below, our performance-based annual cash bonus plan for fiscal 2010 was designed to focus and reward management for driving improved financial results. In fiscal 2010, the Company reached record levels of free cash flow, which in part resulted in above target payouts under the bonus plan.

Executive Compensation Objectives

Our executive compensation program is designed to meet the following objectives:

•	Attract and retain executive officers who contribute to our success;

•	Align compensation with our business mission, strategy and goals; and

•	Motivate and reward high levels of performance.

These objectives collectively seek to link compensation to overall Company performance, which helps to ensure that the interests of our executives are aligned with the interests of our stockholders. These objectives serve as guiding principles in compensation program design.

Our compensation philosophy generally is to set our target total compensation (base salary, bonus and long term incentives) at the 50th percentile for similarly situated individuals at companies we consider to be our peers and competitors for talented individuals such as our executives and within the general industry. However, we consider the need to incent our executives and, as a result, from time to time and for certain individuals, we will exceed the 50th percentile at target.

Components of Executive Compensation

The principal components of compensation for our named executive officers consist of base salary; performance-based annual cash bonus; equity grants of stock options, performance-based restricted stock and restricted stock; limited perquisites; and other benefits. Each component is described in more detail below. As discussed under “Corporate Governance and Board Matters” earlier in this Proxy Statement, from time to time we have engaged Hewitt as a compensation consultant to assist us in determining these compensation levels and to review our executive compensation programs.

Base Salary

Base salary is the fixed component of an executive’s annual cash compensation and supports our compensation objectives to attract and retain talented executives and adequately compensate and reward them for services rendered during the fiscal year. Changes in base salary are typically considered based on subjective evaluation of individual performance during our annual performance review process which takes place in our fiscal first quarter. Assessment of individual performance includes achievements and performance of the applicable operating unit or function for which the executive is responsible. In addition, from time to time, adjustments are made to base salaries during the fiscal year in light of promotions, added responsibilities or in reaction to changes in the market for an individual possessing the skills and abilities required by our executives. Our Chairman, President and Chief Executive Officer recommends compensation adjustments for the other named executive officers, which adjustments are considered by and are subject to approval by the Compensation Committee. The process for compensation adjustments for our Chairman, President and Chief Executive Officer is described in the section titled “Chairman, President and Chief Executive Officer Compensation Decisions” below.

The Compensation Committee reviewed base salaries during the first quarter of fiscal 2010, and given the state of the economy, decided that no changes in base salary would be made for fiscal 2010.

Performance-Based Annual Cash Bonus

Each year, the Compensation Committee establishes an Executive Management Incentive Plan, which provides cash incentives for our executives. This plan supports our compensation objectives by focusing on annual financial and operating results and enabling our target total compensation to remain competitive within the marketplace for executive talent. Each named executive officer has a target bonus award for each plan year. Target bonus awards are expressed as a percentage of the base salary paid to the named executive officer during that plan year. Historically, the Compensation Committee selected bonus amounts for the named executive officers such that target total compensation approximated the 50th percentile of comparable positions at our peer companies or the general industry. For fiscal 2010, the Compensation Committee increased the target percentage of base salary for each of the named executive officers, on a one-time basis, by 15 percentage points over the fiscal 2009 levels in order to retain, incent and motivate the named executive officers to drive financial performance of the Company in fiscal 2010. This change was also made in light of the fact that base salaries for those executives had been at the same levels since fiscal 2008. For fiscal 2010, the target bonus percentages for the named executive officers were 140% for Mr. Lawler, 85% for Mr. Crane, 95% for Mr. McLennan, 65% for Mr. Riley and 75% for Mr. Gray. As a result, at target, the performance-based annual cash bonus for the named executive officers approximated the 75th percentile relative to the general industry.

For fiscal 2010, the Compensation Committee adopted the FY 2010 Executive Management Incentive Plan (the “2010 MIP”). The 2010 MIP covered our executive officers, including executives of ModusLink Corporation, and other senior managers and was to be funded based on the Company’s financial performance, as discussed below. The 2010 MIP was designed to recognize and reward the achievement of financial goals that were deemed essential to the success of the Company and its subsidiaries. As designed, the bonus payments under the 2010 MIP could range from 25% to 200% of an individual’s target bonus, based on financial performance of the Company and the discretion of the Compensation Committee.

The 2010 MIP design was based entirely on financial achievements in order to compute the percentage of target achieved. In prior years, the Company had primarily measured performance, for purposes of its cash bonus plans, in terms of achievement of certain levels of non-GAAP operating income. For fiscal 2010, the Compensation Committee established metrics to focus the Company’s executives on revenue growth, increasing operating income and generating cash from operations, which the Compensation Committee believes are key drivers for the Company’s success. A portion of each participant’s target bonus percentage was allocated to each of the components on a 20%, 40% and 40% basis among revenue, operating income and free cash flow, respectively. Each metric was considered independent from the other, so that minimum performance on any one metric was not required to make a payment for any other metric. In addition, all performance measures under the 2010 MIP were determined exclusive of the impact of acquisitions or divestitures, the impact of any non-cash goodwill impairments, or any expense variances to budget related to @Ventures, which conducts the Company’s venture capital investing activities.

In September 2009, the Compensation Committee established consolidated revenue, operating income and free cash flow “threshold,” “target” and “maximum” levels for assessment of performance and payout of bonuses under the 2010 MIP. As to these levels, the “threshold” for revenue was established at $951.7 million; the “target” was set at $1,026.7 million and the “maximum” was set at $1,129.4 million. Operating income levels under the 2010 MIP consisted of a “threshold” of $9.0 million, “target” of $29.2 million and “maximum” of $60.0 million. Free cash flow, which we define as net cash provided by operating activities of continuing operations less additions to property and equipment, had a “threshold” of $24.2 million, a “target” of $29.2 million and a “maximum” of $34.2 million. Payouts for the various components would scale from 25% to 100% between the threshold and the target levels and from 100% to 200% between the target and the maximum levels.

In the Compensation Committee’s view, the objectives established were challenging in that they could be achieved only with substantial effort. With respect to revenue, given the state of the global economy, revenue growth appeared to be attainable, however with much uncertainty. Accordingly the threshold for payment was intended to recognize efforts to stabilize revenue and was set at a 6% annual decline from prior year of $1,008.6 million. The target level for revenue represented a 2% increase over fiscal 2009 and the maximum level was set at a 12% increase from fiscal 2009 revenue. As to operating income, in fiscal 2009 the Company had an operating loss of $3.0 million (excluding the impact of a non-cash goodwill impairment charge of $164.7 million) while the levels set for the operating income metric required operating income at increasing levels, and tripling from threshold to target and doubling from target to maximum. The target level of operating income would also be a record level of operating income, nearly doubling the Company’s next best year for operating income. For free cash flow, the levels established represented an 89%, 128% and 167% increase over the $12.8 million of free cash flow generated by the Company in fiscal 2009.

For fiscal 2010, the Company’s revenue, operating income and free cash flow, determined in accordance with the 2010 MIP was $900.3 million, $21.9 million and $34.1 million, respectively, resulting in a 0% payout for revenue, 29% payout for operating income and 79% payout for free cash flow, for a total payout under the 2010 MIP of 107.9% of target. The individual payouts under the 2010 MIP for each of the named executive officers is as reflected in the Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation.” No discretion was exercised by the Compensation Committee with respect to these determinations.

Equity Grants

A key component of our executives’ compensation takes the form of equity grants, including stock options, performance-based restricted stock and restricted stock.

Our long-term equity incentives support our compensation objectives by rewarding the achievement of long-term business objectives that benefit our stockholders and helping us retain a successful and tenured management team. Our executive compensation program has, to a great extent, historically relied on equity components to meet its objectives.

Stock options

Historically, our equity program for executive officers was comprised of stock options with the size and value of awards based on the executive’s position and market compensation data. The Compensation Committee believes that stock options align the interests of our executive officers with those of investors and rewards the executives for enhancing our stock valuation, and serve as a retention vehicle. As part of the named executive officers’ compensation, these individuals are typically awarded stock options (i) upon initial hiring, (ii) annually, on the third business day after the release of earnings for the fiscal year and (iii) periodically, in the event of promotions, added responsibilities and exemplary performance. Options are granted with an exercise price equal to the fair market value on the date of grant, which is set at the closing price of the common stock on the date of grant, and generally vest over 4 years, with 25% vesting after one year and 1/48th of the grant vesting each month thereafter provided that the recipient is an employee of the Company or one of its subsidiaries on each vesting date. With respect to certain options granted to Messrs. Lawler and McLennan, these options vest over five years, with 20% vesting on each of the first five anniversaries of the date of grant provided that the recipient is an employee of the Company or one of its subsidiaries on each vesting date. Options expire seven years after they are granted, except in the case of earlier termination by their terms. The number of shares underlying an option grant is determined relative to market practice and in line with the Company’s goals in relation to setting target total compensation. In determining the size of option grants made during fiscal 2010, we reviewed market information provided by Hewitt in September 2009.

All stock option grants made to the named executive officers in fiscal 2010 are included in the table titled “Grants of Plan-Based Awards for Fiscal 2010,” and represent annual awards given on the third business day after the release of earnings for fiscal 2009, other than a grant of an option to Mr. Lawler on August 23, 2009, which is discussed below in the section titled “Equity Grants to Mr. Lawler.”

Performance-Based Restricted Stock

In fiscal 2006, in response to emerging trends, the Compensation Committee modified its practice with respect to awarding restricted stock and adopted a performance-based restricted stock program, under which executive officers would be granted a predetermined number of shares of restricted stock in the event that the Company achieved a certain level of financial performance. The Compensation Committee believes that performance-based restricted stock aligns the interests of our executive officers with those of investors, rewards the executives for enhancing our stock valuation and serves as a retention vehicle.

For fiscal 2010, consistent with past years the Compensation Committee established the FY2010 Performance-Based Restricted Stock Bonus Plan, pursuant to which a predetermined number of shares of restricted stock would be granted to executive officers (on the third day after the release of earnings results for fiscal 2010) in the event that a certain level of financial performance was attained. The potential awards under the plan were as follows:

	Number of Shares
Name	Threshold	Target	Maximum
Joseph C. Lawler	12,500	50,000	100,000
Steven G. Crane	2,250	9,000	18,000
Peter L. Gray	2,250	9,000	18,000
William R. McLennan	3,750	15,000	30,000
David J. Riley	2,250	9,000	18,000

The number of shares underlying the performance-based restricted stock awards was determined relative to market practice and in line with the Company’s goal regarding target total compensation.

The Compensation Committee set the financial performance target under the FY2010 Performance-Based Restricted Stock Bonus Plan at the same threshold, target and maximum levels of operating income as described and determined above under the 2010 MIP.

For fiscal 2010, the Company’s operating income determined in accordance with the plan was $21.9 million resulting in a 72.6% payout under this plan and the issuance of 36,300 shares to Mr. Lawler, 10,890 shares to Mr. McLennan and 6,534 shares to each of Messrs. Crane, Gray and Riley. These awards vest in three equal annual installments.

Restricted Shares

The Compensation Committee determined in fiscal 2009 that an element of annual equity compensation would take the form of restricted stock awards vesting annually over a three year period. The Compensation Committee believes that adding restricted stock awards to our annual compensation package helps keep our compensation competitive with the marketplace and provides retentive value. In fiscal 2010, Messrs. Crane, Gray, McLennan and Riley each received restricted stock awards of 20,000 shares, each vesting in three equal annual installments.

The Company also awards shares of restricted stock coincident with the commencement of employment or in recognition of a promotion, added responsibilities, exemplary performance, to address market factors or to serve as a means to retain and motivate management. Restricted stock awards typically vest in three approximately equal installments on each of the first three anniversaries of the date of grant, provided that the recipient is an employee of the Company or one of its subsidiaries on each vesting date. With respect to certain restricted stock awards to Messrs. Lawler and McLennan, these awards vest in five approximately equal annual installments, subject to the employment condition stated in the prior sentence.

Equity Grants to Mr. Lawler

In August 2004, the Company hired Mr. Lawler as President and Chief Executive Officer. The Compensation Committee used a compensation consultant to advise it with respect to Mr. Lawler’s initial compensation arrangement. In addition to cash compensation, we agreed to make a series of equity grants to Mr. Lawler, in an aggregate number equal to 2% of our outstanding shares of Common Stock (on a fully diluted basis) on August 2, 2004. These grants were made over a five-year period and were in a ratio of 60% stock options and 40% shares of restricted stock. Initial grants of an option to purchase 270,000 shares of Common Stock and an award of 180,000 shares of restricted stock were made in August 2004. Thereafter, on each of the first five anniversaries of Mr. Lawler’s date of hire, Mr. Lawler received an additional option to purchase 67,452 shares of Common Stock (with an exercise price equal to the fair market value of our Common Stock on the date of grant) and 44,968 shares of restricted stock. All equity grants made to Mr. Lawler pursuant to his initial employment arrangement vest in five equal installments on each of the first five anniversaries of the date of grant. Mr. Lawler’s employment arrangement equity grants reflected the Compensation Committee’s view of the market for an executive of his qualifications at the time of his hiring. The grants were structured in this way in light of the condition of our business at the time of his hiring, having just completed a major acquisition, and provide Mr. Lawler with an incentive to increase stockholder value. In fiscal 2010, the Compensation Committee included Mr. Lawler as a participant in the FY2010 Performance-Based Restricted Stock Bonus Plan, in order to augment and reinforce the pay for performance elements of his compensation.

Perquisites and other benefits

The Compensation Committee believes that the perquisites provided to the named executive officers are reasonable and modest compared to the general market. To the extent we offer any perquisites, we do so in order to be competitive with the market. Each of the named executive officers receives an automobile allowance as a term of his employment and 401(k) matching benefits consistent with those offered to all other participating employees. With respect to 401(k) matching, this practice was temporarily suspended for all employees, including the named executive officers, in February 2009, and was reinstated in November 2009.

From time to time, we have awarded discretionary cash bonuses based on, for example, exemplary performance or the assumption of additional responsibilities. No such bonuses were awarded to any named executive officers in fiscal 2010.

Assessment of risk

The Compensation Committee believes that our compensation policies and practices motivate our employees to achieve our corporate objectives and to remain with our Company while avoiding unreasonable risk taking, and that our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company. We believe we have allocated our compensation among base salary and incentive compensation target opportunities in such a way as to not encourage excessive risk taking. In addition, we believe our approach to goal setting, and our bonus plan design that provides for payouts at various levels of performance, further aligns employee and stockholder interests. Also, the multi-year vesting of our equity awards and our share ownership guidelines encourage our employees to have a long-term perspective.

Benchmarking

The Compensation Committee reviews executive compensation relative to marketplace norms on a regular basis and has followed a practice of refreshing this data every two years, most recently in calendar 2009. The 2009 data was considered when making fiscal 2010 compensation decisions. For the most recent review, the Compensation Committee evaluated the competitiveness of our total target compensation relative to two data sources. One data source, which we refer to as our Custom Peer Group, consists of companies which provide outsourced services and solutions. The companies in our Custom Peer Group are:

•	Acxiom Corporation;

•	ATC Technology Corporation;

•	Brightpoint, Inc.;

•	Celestica Inc.;

•	Convergys Corporation;

•	Deluxe Corporation;

•	Digital River, Inc.;

•	Forward Air Corporation;

•	GSI Commerce, Inc.;

•	Hub Group, Inc.; and

•	Sykes Enterprises, Incorporated.

With the assistance of Hewitt, we developed our Custom Peer Group by considering companies included in Hewitt’s Total Compensation Database, competitors identified by internal resources and industry and equity analysts, and companies identified in proxy disclosures as peers of companies reviewed. In fiscal 2009 we changed our Custom Peer Group from the group that we had used previously. The changes reflected that several companies in the prior peer group had been acquired and were no longer independent companies (Advo, Inc., CDW Corporation, Ceridian Corporation, eFunds Corp., Solectron Corporation), a lack of data availability (Merrill Corporation), or a determination by the Company that the former peer’s size and/or business was sufficiently different from that of the Company (Automatic Data Processing, Inc., DST Systems Inc., Flextronics International Ltd., R.R Donnelley & Sons Company) so that it was no longer considered a peer for compensation comparison purposes. In addition, we added ATC Technology Corporation, Brightpoint, Inc., Forward Air Corporation and Hub Group, Inc. as we believed these companies to have similarities to our business and reflected the market in which we compete for executive talent. Following the process of determining our Custom Peer Group, we concluded that Custom Peer Group data of a reliable sample size was only available for the Chief Executive Officer and Chief Financial Officer positions. Accordingly, only those two positions were compared with the Custom Peer Group.

The second data source we considered in making fiscal 2010 compensation decisions was a broad-based general industry group that included the 154 companies with annual revenues below $5 billion in Hewitt’s Total Compensation Database. Since inclusion in this second group was based solely on the stated criteria and participation in Hewitt’s database, the Compensation Committee is not aware of the names of the specific companies included. With respect to this second source, data was regressed to reflect our revenue level, in order to draw what the Compensation Committee believes to be appropriate comparisons to our executives’ compensation. We used this general industry group data as a comparison for all of our named executive officers, including the Chief Executive Officer and Chief Financial Officer.

Relative to the Custom Peer Group, we found that target total compensation for our Chief Executive Officer and our Chief Financial Officer was at the market median (i.e., within 10% of the median). We also found that in the aggregate and relative to the general industry group, our total target compensation for the named executive officers fell between the median and 75th percentile, which we attribute in part to the increase in performance-based annual cash bonus plan targets for fiscal 2010.

Tally Sheets

The Compensation Committee periodically reviews all components of compensation for our Chairman, President and Chief Executive Officer and the other named executive officers, including salary, bonus, current value of all stock options and restricted shares outstanding, the dollar value and cost to us of all perquisites and benefits and the actual projected payout obligations under potential termination, severance and change-in-control scenarios. Tally sheets detailing the above components and scenarios with their respective dollar amounts are prepared by management for each of our named executive officers and other executives and reviewed by the Compensation Committee at least annually. The Compensation Committee believes, based on this review, that the compensation of the named executive officers is reasonable. In addition, the Compensation Committee believes that the differences between the compensation of our Chairman, President and Chief Executive Officer and that of the other named executive officers is appropriate based on similar differences found in market data.

Chairman, President and Chief Executive Officer Compensation Decisions

The Compensation Committee coordinates the annual performance evaluation of our Chairman, President and Chief Executive Officer with the independent members of our Board. The evaluation is based on objective criteria, including the performance of the business, accomplishment of reported goals and strategic objectives and the development of management. There is no formula applied or weighting of these factors and the Compensation Committee considers the Chairman, President and Chief Executive Officer’s performance in its totality. The evaluation is used by the Compensation Committee in determining our Chairman, President and Chief Executive Officer’s cash compensation (base salary and bonus), which is also reviewed with the independent members of the Board prior to final approval by the Compensation Committee. The stock option and restricted stock components of Mr. Lawler’s compensation in fiscal 2010 were determined at the time of his initial hiring, based on market information gathered during the recruitment process and reflected at that time our determination of the equity compensation required to attract and retain a Chief Executive Officer of Mr. Lawler’s experience and capability at that time. In addition, in fiscal 2010, as noted above, the Compensation Committee included Mr. Lawler as a participant in the FY2010 Performance-Based Restricted Stock Bonus Plan, in order to augment the pay for performance elements of his compensation.

Input from Management

Our Chairman, President and Chief Executive Officer and our Executive Vice President and General Counsel, who is responsible for human resources matters, provide information and recommendations regarding our executive compensation program to our Compensation Committee, as is described in the “Corporate Governance and Board Matters—Human Resources and Compensation Committee” section above.

Related Policies and Considerations

Employment, Termination of Employment and Change-In-Control Agreements

Each of our executive officers is an employee-at-will, meaning that his employment may be terminated at any time and for any reason. We have entered into severance benefit agreements with each of our named executive officers, which are described under the heading “Potential Payments Upon Termination or Change-in-Control” later in this Proxy Statement. During fiscal 2007, the Compensation Committee retained Hewitt to conduct a review of our severance benefits, including change-in-control protections. Based on that review, we standardized the severance benefits of the named executive officers, with certain exceptions for pre-existing arrangements. In addition, based on that review, we believe that the severance benefits we offer to our executives are competitive with similarly situated individuals and companies. With respect to termination of employment absent a change-in-control, we believe that the benefits we offer are in line with the markets in which we compete, and we offer these benefits to attract and retain our executives. Regarding change-in-control benefits, we have structured these benefits as a “double trigger” meaning that the benefits are only paid in the event of, first, a change-in-control transaction, and second, the loss of employment within one year after the transaction. We decided to offer these benefits in order to provide an incentive for our executives to remain in our employ in the event of such a transaction.

Stock Ownership Guidelines

In September 2008, the Compensation Committee adopted stock ownership guidelines for our executive officers. The Compensation Committee believes that it is appropriate for the executive officers to hold equity in the Company. Under these guidelines, the Chief Executive Officer’s ownership requirement is set at three times his annual salary and other executive officers’ ownership requirement is set at two times their respective annual salaries. All individuals will have five years from the later of the adoption of the guidelines or his or her first appointment as an executive officer to reach these ownership levels. In computing the amounts owned, the Company will consider the value of shares owned outright, unvested restricted stock held by the individual, and in-the-money vested options. Compliance will be measured at the end of each calendar year.

Tax and Accounting Implications

Under Section 162(m) of the Internal Revenue Code, certain executive compensation in excess of $1 million paid to certain officers of a public company is not deductible for federal income tax purposes unless the executive compensation is awarded under a performance-based plan approved by stockholders. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, the Compensation Committee has not adopted a policy that all compensation must be deductible. The Compensation Committee intends, to the extent practicable, to preserve deductibility under the Internal Revenue Code of compensation paid to our executive officers while maintaining compensation programs that support attraction and retention of key executives.

Stock options awarded to executive officers under our stock option plans, which were approved by stockholders, and shares of restricted stock awarded under our performance-based restricted stock program are performance-based and are potentially deductible for us. Restricted stock awards that are not performance based do not qualify for the performance-based exception to Section 162(m) of the Internal Revenue Code, but the Compensation Committee believes that the retention benefit derived outweighs any tax benefit that might otherwise be obtained.

The compensation that we pay to the named executive officers is expensed in our financial statements as required by U.S. generally accepted accounting principles. As one of many factors, the Compensation Committee considers the financial statement impact in determining the amount of, and allocation among the elements of, compensation. We account for stock-based compensation in accordance with the requirements of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) (formerly Statement of Financial Accounting Standards No. 123(R), “Share-Based Payment”).

Compensation Committee Report

The Human Resources and Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on this review and discussion, recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

HUMAN RESOURCES AND COMPENSATION COMMITTEE

Francis J. Jules, Chair

Thomas H. Johnson

Edward E. Lucente

Michael J. Mardy

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SUMMARY COMPENSATION TABLE

The following table sets forth certain information concerning fiscal 2010, fiscal 2009 and fiscal 2008 compensation of our Chairman, President and Chief Executive Officer, our Chief Financial Officer and the three other most highly compensated executive officers of the Company at the end of fiscal 2010. Collectively, we refer to all of these individuals as the “named executive officers.”

In accordance with new SEC disclosure requirements, the amounts in the “Stock Awards” and “Option Awards” columns reflect the grant date fair values of awards made in each such year. The amounts in such columns and the “Total” column for fiscal 2008 and fiscal 2009 have been recalculated to conform to the current requirements and will not match the proxy statements for prior years, which disclosed the value of the stock awards based on accounting expense recognized by the Company during the applicable fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)		Total ($)
Joseph C. Lawler Chairman, President and Chief Executive Officer	2010	645,000	0	988,600	233,384	974,337	16,755	(6)	2,858,076
	2009	645,000	0	562,100	331,864	0	13,488		1,552,452
	2008	639,808	0	562,100	457,999	0	37,583		1,697,490

Steven G. Crane Chief Financial Officer	2010	400,000	0	221,770	69,000	366,860	16,615	(6)	1,074,245
	2009	400,000	0	225,540	108,000	0	13,474		747,014
	2008	396,731	0	257,400	114,600	0	18,836		787,567

William R. McLennan President, Global Operations, ModusLink Corporation	2010	450,000	0	272,950	69,000	461,273	49,124	(7)	1,302,347
	2009	450,000	0	159,900	72,000	0	70,398		752,298
	2008	402,139	0	765,750	226,350	0	316,414		1,710,653

Peter L. Gray Executive Vice President, General Counsel and Secretary	2010	300,000	0	221,770	34,500	242,775	15,461	(6)	814,506
	2009	300,000	0	95,940	54,000	0	13,615		463,555
	2008	302,308	0	203,000	57,300	0	16,075		578,683

David J. Riley Executive Vice President, Corporate Development	2010	238,000	0	221,770	34,500	166,921	12,272	(8)	673,463
	2009	238,000	0	182,340	36,000	0	11,237		467,577
	2008	235,989	0	257,400	57,300	0	11,746		562,435

(1)	The amounts shown in the “Stock Awards” and “Option Awards” columns represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the named executed officers during fiscal 2010, fiscal 2009 and fiscal 2008. ASC 718 fair value amount as of the grant date for stock awards and stock options generally is spread over the number of months of service required for the grant to vest. An explanation of the vesting of restricted stock awards and options awards, as well as the methodology for performance-based restricted stock payouts, is discussed in the footnotes to the “Grants of Plan-Based Awards for Fiscal 2010” and “Outstanding Equity Awards at 2010 Fiscal Year End” tables below.
(2)	Reflects the aggregate grant date fair value of awards computed in accordance with ASC 718 for restricted stock and performance-based restricted stock awards granted to the named executive officers. The fair value of these awards is based on the closing price of our Common Stock on the date of grant and, for performance-based restricted stock awards, is calculated at the target share payout as of the grant date (September 23, 2009, September 24, 2008 and September 18, 2007). The maximum grant date potential values for the 2010 performance-based restricted stock awards for Messrs. Lawler, Crane, McLennan, Gray and Riley were $853,000, $153,540, $255,900, $153,540 and $153,540, respectively. The performance objectives set for fiscal 2010 performance were achieved at a level of 72.6% of target and shares were granted on the third business day after the Company’s earnings release for fiscal 2010 in accordance with the FY2010 Performance-Based Restricted Stock Bonus Plan. See “Compensation Discussion and Analysis” for a discussion of the plan. The performance objectives for fiscal 2009 and fiscal 2008 were not achieved and no shares were issued pursuant to either the FY2009 Performance-Based Restricted Stock Bonus Plan or the FY2008 Performance-Based Restricted Stock Bonus Plan.

(3)	The fair value of each stock option award is estimated as of the date of grant using a binomial valuation model. Additional information regarding the assumptions used to estimate the fair value of all stock options awards is included in Note 15 to Consolidated Financial Statements contained in our Annual Report on Form 10-K for fiscal 2010.
(4)	Represents amounts earned under the Company’s fiscal 2010, 2009 or 2008 Executive Management Incentive Plan, as applicable. See “Compensation Discussion and Analysis” for a discussion of the 2010 MIP. Payments are generally made in October of each year, after the Compensation Committee determines whether the performance objectives for the previous plan year have been achieved. No payments were made under the fiscal 2009 or 2008 Executive Management Incentive Plan.
(5)	Amounts set forth in this column represent employer 401(k) plan matching cash contributions, in addition to the other items noted in the applicable footnote. The Company temporarily suspended its practice of providing a 401(k) matching contribution in February 2009, which practice was reinstated in November 2009.
(6)	Includes a $12,000 automobile allowance.
(7)	Includes a $12,000 automobile allowance and $31,932 in relocation expenses paid by the Company in connection with the conclusion of Mr. McLennan’s expatriate assignment.
(8)	Includes a $9,000 automobile allowance.

GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2010

The following table sets forth summary information regarding grants of plan-based awards made to the named executive officers in fiscal 2010.

Name	Grant Date	Committee/ Board Approval Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Possible Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)*		All Other Option Awards: Number of Securities Underlying Options (#)(4)*		Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(5)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Joseph C. Lawler	(6)	(6)	225,750	903,000	1,806,000
	9/23/2009	9/23/2009				12,500	50,000	100,000						426,500
	8/23/2009	8/23/2004							44,968	(7)				562,100
	8/23/2009	8/23/2004									67,452	(8)	7.28	233,384

Steven G. Crane	(6)	(6)	85,000	340,000	680,000
	9/23/2009	9/23/2009				2,250	9,000	18,000						76,770
	10/2/2009	9/23/2009							20,000					145,000
	10/2/2009	9/23/2009									20,000		7.25	69,000

William R. McLennan	(6)	(6)	106,875	427,500	855,000
	9/23/2009	9/23/2009				3,750	15,000	30,000						127,950
	10/2/2009	9/23/2009							20,000					145,000
	10/2/2009	9/23/2009									20,000		7.25	69,000

Peter L. Gray	(6)	(6)	56,250	225,000	450,000
	9/23/2009	9/23/2009				2,250	9,000	18,000						76,770
	10/2/2009	9/23/2009							20,000					145,000
	10/2/2009	9/23/2009									10,000		7.25	34,500

David J. Riley	(6)	(6)	38,675	154,700	309,400
	9/23/2009	9/23/2009				2,250	9,000	18,000						76,770
	10/2/2009	9/23/2009							20,000					145,000
	10/2/2009	9/23/2009									10,000		7.25	34,500

*	Equity awards to the named executive officers during fiscal 2010 were made pursuant to the 2000 Stock Incentive Plan (for restricted stock awards) and 2004 Stock Incentive Plan (for stock option awards).
(1)	Non-equity awards were to be made pursuant to our 2010 MIP. In September 2009, the Compensation Committee established the performance objectives for fiscal 2010, as well as the threshold, target and maximum payment levels. The threshold amount is 25% of target and maximum is 200% of target. The performance objectives were achieved at 107.9% of target resulting in payments of $974,337, $366,860, $461,273, $242,775 and $166,921 for Messrs. Lawler, Crane, McLennan, Gray and Riley, respectively. See “Compensation Discussion and Analysis” for a discussion of the 2010 MIP.
(2)

The amounts shown reflect number of potential shares of restricted stock awarded subject to satisfaction of conditions of the FY2010 Performance-Based Restricted Stock Bonus Plan. The performance objectives must be satisfied for an award of shares to be made. The number of shares of restricted stock awarded is determined based on the extent to which the objectives are achieved. The threshold achievement payout is 25% of target and maximum achievement payout is 200% of target. Performance below a threshold level results in no payout. Awarded shares of restricted stock vest 33 1/3% on each of the first three anniversaries of the date the shares are awarded, provided that the recipient remains employed by the Company or one of its subsidiaries on each such date. If awards are made, the vesting of these restricted stock awards is accelerated under certain circumstances. See “Potential Payments Upon Termination or Change-in-Control” below. The performance objectives set for fiscal 2010 performance were achieved at a level of 72.6% of target and shares were granted on the third business day after the Company’s earnings release for fiscal 2010 in accordance with the FY2010 Performance-Based Restricted Stock Bonus Plan. See “Compensation Discussion and Analysis” for a discussion of the plan.

(3)

Unless otherwise noted, the restricted stock awards vest 33 1/3% on each of the first three anniversaries of the date of grant, provided that the recipient remains employed by the Company or one of its subsidiaries on each such date. The vesting of these restricted stock awards is accelerated under certain circumstances. See “Potential Payments Upon Termination or Change-in-Control” below.

(4)

Unless otherwise noted, stock option awards vest as to 25% on the first anniversary of the date of grant and as to 1/48th of the shares on each monthly anniversary thereafter, provided that the recipient remains employed by the Company or one of its subsidiaries on each such date. The vesting and exercisability of the options is accelerated under certain circumstances. See “Potential Payments Upon Termination or Change-in-Control” below.
(5)	The grant date fair value of “All Other Stock Awards” is computed based on a value per share of $7.25 on October 2, 2009 for all recipients other than Mr. Lawler. In accordance with U.S. GAAP, the grant date fair value of the stock award to Mr. Lawler is computed based on a value per share of $12.50 on August 23, 2004, Mr. Lawler’s date of hire. The grant date fair value of “All Other Option Awards” is computed based on a value per share of $3.46 on August 23, 2009 for Mr. Lawler and $3.45 on October 2, 2009 for all other recipients. The grant date fair value of the performance-based shares of restricted stock is computed based on a value per share of $8.53 on September 23, 2009 and reflects the target number of shares. All per share amounts are computed in accordance with ASC 718.
(6)	The Compensation Committee approved the bonus target percentages for the named executive officers on September 23, 2009. The Compensation Committee approved the terms of the 2010 MIP on October 16, 2009.
(7)	Restricted stock award vests as to 20% of the shares covered thereby on each of the first five anniversaries of the date of grant, provided the recipient remains employed by the Company or one of its subsidiaries on each such date.
(8)	Stock option award vests and becomes exercisable as to 20% of the shares subject to the option on each of the first five anniversaries of the date of grant, provided the recipient remains employed by the Company or one of its subsidiaries on each such date.

Employment Arrangements of Named Executive Officers

We do not have agreements with any of the named executive officers which guarantee employment for a set term, and accordingly, all of the named executive officers are employees at will. We have entered into certain severance agreements with our named executive officers, as discussed in “Potential Payments Upon Termination or Change-in-Control.”

Joseph C. Lawler

On August 23, 2004, Joseph C. Lawler was appointed President and Chief Executive Officer of the Company and in August 2006 was named Chairman of the Company. In connection with his employment, Mr. Lawler and the Company entered into an employment offer letter which set forth his initial compensation terms and his equity grants. A description of Mr. Lawler’s equity grants, which have been made in accordance with the employment offer letter, is contained in the “Compensation Discussion and Analysis” section above.

Other Named Executive Officers

We entered into employment offer letters with each of our other named executive officers when they commenced their employment. These letters generally set forth initial base salary, target bonus and other compensatory matters, such as initial equity grants.

OUTSTANDING EQUITY AWARDS AT 2010 FISCAL YEAR END

The following table sets forth summary information regarding the outstanding equity awards granted to each of the named executive officers as of the end of fiscal 2010.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)(2)
Joseph C. Lawler	270,000	0		12.50	8/22/2011	8,994	(3)	59,001	12,500	82,000
	53,962	13,490	(4)	17.40	8/23/2012	17,988	(5)	118,001
	40,471	26,981	(6)	10.30	8/23/2013	26,981	(7)	176,995
	26,980	40,472	(8)	16.10	8/22/2014	35,975	(9)	235,996
	13,490	53,962	(10)	11.81	8/22/2015	44,968	(11)	294,990
	0	67,452	(12)	7.28	8/23/2016

Steven G. Crane	52,812	12,188	(13)	21.40	4/23/2014	3,000	(14)	19,680	2,250	14,760
	14,166	5,834	(15)	13.60	9/27/2014	10,000	(16)	65,600
	13,124	16,876	(17)	8.64	10/1/2015	20,000	(18)	131,200
	0	20,000	(19)	7.25	10/2/1016

William R. McLennan	51,000	0		20.80	2/6/2012	3,334	(20)	21,871	3,750	24,600
	20,000	0		16.00	10/5/2012	3,334	(21)	21,871
	8,000	2,000	(22)	15.90	1/8/2013	15,000	(23)	98,400
	18,750	1,250	(24)	12.30	10/12/2013	20,000	(25)	131,200
	14,166	5,834	(26)	13.60	9/27/2014
	10,000	15,000	(27)	10.75	6/11/2015
	8,749	11,251	(28)	8.64	10/1/2015
	0	20,000	(29)	7.25	10/2/2016

Peter L. Gray	14,000	0		15.90	9/1/2010	1,667	(30)	10,936	2,250	14,760
	15,000	0		13.90	8/1/2011	20,000	(31)	131,200
	10,000	0		16.00	10/5/2012
	14,062	938	(32)	12.30	10/12/2013
	7,083	2,917	(33)	13.60	9/27/2014
	6,562	8,438	(34)	8.64	10/1/2015
	0	10,000	(35)	7.25	10/2/2016

David J. Riley	5,750	0		15.90	9/1/2010	3,000	(36)	19,680	2,250	14,760
	7,000	0		13.90	8/1/2011	6,667	(37)	43,736
	7,000	0		15.70	10/31/2012	20,000	(38)	131,200
	20,000	0		10.60	6/11/2013
	9,374	626	(39)	12.30	10/12/2013
	7,083	2,917	(40)	13.60	9/27/2014
	4,374	5,626	(41)	8.64	10/1/2015
	0	10,000	(42)	7.25	10/2/2016

*	References to approximate share totals in the footnotes below relate to vesting schedules which may vary from time to time in order to account for rounding.
(1)	Based on the fair market value of our Common Stock on 7/31/2010 ($6.56 per share).
(2)

Represents potential threshold payout of performance-based restricted stock, which is 25% of the target payout, the award of which was conditional upon the Company meeting certain performance objectives in fiscal 2010. The number of shares awarded is determined based on the extent to which the objectives are achieved. Awarded shares of restricted stock vest 33  1/3% on each of the first three anniversaries of the date the shares are awarded, provided that the recipient remains employed by the Company or one of its subsidiaries on each such date. If awards are made, the vesting of these restricted stock awards is accelerated under certain circumstances. See “Potential Payments Upon Termination or Change-in-Control” below. The performance objectives set for fiscal 2010 were achieved at a level of 72.6% of target resulting in the issuance of 36,300 shares to Mr. Lawler, 10,890 shares to Mr. McLennan and 6,534 shares to each of Messrs. Crane, Gray and Riley.

(3)	Restricted stock award vesting with respect to approximately 8,994 shares on 8/23/2010.
(4)	Stock option vesting with respect to approximately 13,490 shares on 8/23/2010.
(5)	Restricted stock award vesting with respect to approximately 8,994 shares on each of 8/23/2010 and 8/23/2011.
(6)	Stock option vesting with respect to approximately 13,491 shares on each of 8/23/2010 and 8/23/2011.
(7)	Restricted stock award vesting with respect to approximately 8,994 shares on each of 8/23/2010, 8/23/2011 and 8/23/2012.
(8)	Stock option vesting with respect to approximately 13,490 shares on each of 8/23/2010, 8/23/2011 and 8/23/2012.
(9)	Restricted stock award vesting with respect to approximately 8,994 shares on each of 8/23/2010, 8/23/2011, 8/23/2012 and 8/23/2013.
(10)	Stock option vesting with respect to approximately 13,490 shares on each of 8/23/2010, 8/23/2011, 8/23/2012 and 8/23/2013.
(11)	Restricted stock award vesting with respect to approximately 8,994 shares on each of 8/23/2010, 8/23/2011, 8/23/2012, 8/23/2013 and 8/23/2014.
(12)	Stock option vesting with respect to approximately 13,490 shares on each of 8/23/2010, 8/23/2011, 8/23/2012, 8/23/2012 and 8/23/2014.
(13)	Stock option vesting with respect to approximately 1,354 shares each month beginning 8/24/10 and ending on 4/24/2011.
(14)	Restricted stock award vesting with respect to 3,000 shares on 9/28/2010.
(15)	Stock option vesting with respect to approximately 417 shares each month beginning 8/28/2010 and ending on 9/28/2011.
(16)	Restricted stock award vesting with respect to 5,000 shares on each of 10/2/2010 and 10/2/2011.
(17)	Stock option vesting with respect to 625 shares each month beginning on 8/2/2010 and ending on 10/2/2012.
(18)	Restricted stock award vesting with respect to approximately 6,666 shares on each of 10/2/2010, 10/2/2011 and 10/2/2012.
(19)	Stock option vesting with respect to 5,000 shares on 10/2/2010 and approximately 417 shares each month beginning on 11/2/2010 and ending on 10/2/2013.
(20)	Restricted stock award vesting with respect to 3,334 shares on 9/28/2010.
(21)	Restricted stock award vesting with respect to 3,334 shares on 9/28/2010.
(22)	Stock option vesting with respect to 2,000 shares on 1/9/2011.
(23)	Restricted stock award vesting with respect to 5,000 shares on each of 6/12/2011, 6/12/2012 and 6/12/2013.
(24)	Stock option vesting with respect to approximately 417 shares on each of 8/13/2010, 9/13/2010 and 10/13/2010.
(25)	Restricted stock award vesting with respect to approximately 6,666 shares on each of 10/2/2010, 10/2/2011 and 10/2/2012.
(26)	Stock option vesting with respect to approximately 417 shares each month beginning 8/28/2010 and ending on 9/28/2011.
(27)	Stock option vesting with respect to 5,000 shares on each of 6/12/2011, 6/12/2012 and 6/12/2013.
(28)	Stock option vesting with respect to approximately 417 shares each month beginning 8/2/2010 and ending on 10/2/2012.
(29)	Stock option vesting with respect to 5,000 shares on 10/2/2010 and approximately 417 shares each month beginning on 11/2/2010 and ending on 10/2/2013.
(30)	Restricted stock award vesting with respect to 1,667 shares on 9/28/2010.
(31)	Restricted stock award vesting with respect to approximately 6,666 shares on each of 10/2/2010, 10/2/2011 and 10/2/2012.
(32)	Stock option vesting with respect to approximately 313 shares on each of 8/13/2010, 9/13/2010 and 10/13/2010.
(33)	Stock option vesting with respect to approximately 208 shares each month beginning 8/28/2010 and ending on 9/28/2011.
(34)	Stock option vesting with respect to approximately 313 shares each month beginning on 8/2/2010 and ending on 10/2/2012.
(35)	Stock option vesting with respect to 2,500 shares on 10/2/2010 and approximately 208 shares each month beginning on 11/2/2010 and ending on 10/2/2013.
(36)	Restricted stock award vesting with respect to 3,000 shares on 9/28/2010.
(37)	Restricted stock award vesting with respect to approximately 3,333 shares on each of 10/2/2010 and 10/2/2011.
(38)	Restricted stock award vesting with respect to approximately 6,666 shares on each of 10/2/2010, 10/2/2011 and 10/2/2012.
(39)	Stock option vesting with respect to approximately 208 shares on each of 8/13/2010, 9/13/2010 and 10/13/2010.
(40)	Stock option vesting with respect to approximately 208 shares each month beginning 8/28/2010 and ending on 9/28/2011.
(41)	Stock option vesting with respect to approximately 208 shares each month beginning on 8/2/2010 and ending on 10/2/2012.
(42)	Stock option vesting with respect to 2,500 shares on 10/2/2010 and approximately 208 shares each month beginning on 11/2/2010 and ending on 10/2/2013.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2010

The following table summarizes the vesting of stock awards for each of the named executive officers during fiscal 2010. None of the named executive officers exercised stock options in fiscal 2010.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Joseph C. Lawler	—	—	71,974	523,971
Steven G. Crane	—	—	19,667	169,880
William R. McLennan	—	—	18,466	156,507
Peter L. Gray	—	—	3,334	25,488
David J. Riley	—	—	9,666	78,921

(1)	Represents the fair market value of the stock award on the date of vesting.

Potential Payments Upon Termination or Change-in-Control

We have entered into agreements with each of our named executive officers, which agreements provide for benefits in the event of termination of employment. These benefits vary based on whether the termination occurs before or within one year following a change in control of the Company.

Joseph C. Lawler

Mr. Lawler’s Executive Severance Agreement, dated August 23, 2004 (as amended to date, the “Agreement”), which was entered into at the time he commenced employment, provides in the event that his employment is terminated by the Company for a reason other than for Cause (as defined below) or by Mr. Lawler for Good Reason (as defined below), then the Company shall pay Mr. Lawler a one-time severance payment equal to 12 months of his then-current annual base salary plus his target bonus as in effect on his last day of employment. In addition, 50% of the portion of each of Mr. Lawler’s stock options and restricted stock awards made pursuant to his employment offer letter which would otherwise become vested on or before the first anniversary of the date his employment is terminated shall be immediately vested, such vested awards that were granted as restricted stock shall be free of restrictions and such vested awards that were granted as options shall remain exercisable for a period of six months following his last day of employment. In such case, the Company will also reimburse Mr. Lawler for the cost of COBRA for medical, dental and vision benefits for 12 months. In addition, the Agreement provides that in the event that his employment is terminated by the Company for a reason other than for Cause or by Mr. Lawler for Good Reason within 12 months following a Change of Control (as defined below), then the Company shall pay Mr. Lawler a one-time severance payment equal to 24 months of his then-current annual base salary plus two times his target bonus as in effect on his last day of employment. In addition, all of Mr. Lawler’s stock options and restricted stock awards which are not then vested shall immediately vest as of the date of termination, and such vested awards that were granted as restricted stock shall be free of restrictions and such vested awards that were granted as options shall remain exercisable for a period of six months following his last day of employment. In such case, the Company will also reimburse Mr. Lawler for the cost of COBRA for medical, dental and vision benefits for 18 months. The Agreement also provides that if Mr. Lawler’s employment is terminated without Cause or for Good Reason, either before or after a Change of Control, he shall be entitled to a pro rata share of his earned target bonus, determined in accordance with the terms and provisions of the applicable bonus plan. The Agreement is intended to comply with Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”). In the event that any amounts payable to Mr. Lawler under the Agreement are characterized as “excess parachute payments” under Section 280G of the Internal Revenue Code, then Mr. Lawler may elect to reduce the severance payments or have a portion of the stock options or restricted stock not vest.

For the purposes of Mr. Lawler’s Agreement, terms are defined as follows:

“Cause” is defined as a good faith finding by a majority of the members of the Board of the Company (excluding Mr. Lawler), after giving Mr. Lawler an opportunity to be heard, of (i) gross negligence or willful misconduct by Mr. Lawler in connection with his employment duties, (ii) willful repeated and continued failure by Mr. Lawler (other than due to disability) to perform his duties or responsibilities required pursuant to his employment, after written notice and an opportunity to cure, (iii) mis-appropriation by Mr. Lawler of the assets or business opportunities of the Company, or its affiliates, having a material economic effect on the Company, (iv) embezzlement or other financial or other fraud committed by Mr. Lawler, (v) Mr. Lawler knowingly allowing any third party to commit any of the acts described in any of the preceding clauses (iii) or (iv), or (vi) Mr. Lawler’s conviction of, or entry of a plea of no contest with respect to, any felony or any crime involving moral turpitude. For the purposes of this Agreement, Mr. Lawler’s acts or omissions shall not be “willful” if conducted in good faith and with a reasonable belief that such conduct was in the best interests of the Company.

“Good Reason” is defined as: (i) the unilateral relocation by the Company of Mr. Lawler’s principal work place for the Company to a site more than 60 miles from Waltham, Massachusetts, (ii) a reduction in Mr. Lawler’s (A) then-current base salary without his consent, or (B) target bonus or a material reduction in benefits without Mr. Lawler’s consent, or unless other executive officers are similarly treated, (iii) material diminution of Mr. Lawler’s duties, authority or position as Chief Executive Officer of the Company, without his consent, (iv) any amendment to the officer indemnification provisions contained in Article Ninth of the Company’s certificate of incorporation that materially reduces the indemnification benefits to Mr. Lawler, (v) the failure of the Company to assign and of any successor to assume the obligations of the Company under the Agreement or Mr. Lawler’s offer letter, or (vi) the death or permanent and total disability (as defined in Section 22(e)(3) of the Code) of Mr. Lawler. Notwithstanding, Mr. Lawler shall not have “Good Reason” to voluntarily terminate his employment unless and until: (x) he provides notice to the Company of the event or condition constituting Good Reason not later than ninety (90) days after the occurrence thereof and (y) thirty (30) days shall have elapsed following such notice during which the Company has not remedied such event or condition.

“Change of Control” is defined as the first to occur of any of the following: (a) any person or group becomes the beneficial owner of a majority of the combined voting power of the then outstanding voting securities with respect to the election of the Board of the Company; (b) any merger, consolidation or similar transaction involving the Company, other than a transaction in which the stockholders of the Company immediately prior to the transaction hold immediately thereafter in the same proportion as immediately prior to the transaction not less than 50% of the combined voting power of the then voting securities with respect to the election of the Board of the resulting entity; or (c) any sale of all or substantially all of the assets of the Company.

Steven G. Crane, William R. McLennan and David J. Riley

Messrs. Crane, McLennan and Riley are parties to agreements entered into with each of them in July 2007 (as amended, the “Executive Severance Agreements”), which provide that in the event such individual’s employment is terminated by the Company, in the case of Messrs. Crane and Riley, or ModusLink Corporation, in the case of Mr. McLennan, without Cause (as defined below), then the executive officer will receive 12 months of continued base salary. In the event the executive officer’s employment is terminated by the Company without Cause (as defined below) or by the executive officer for Good Reason (as defined below) within one year after a Change of Control (as defined below) of the Company, then (i) the executive officer will receive (x) 12 months of continued base salary, and (y) his target bonus (each payable in 12 monthly installments) and (ii) all of the executive officer’s stock options which are then outstanding shall be immediately vested and shall remain exercisable for a period of 6 months following the executive officer’s last day of employment (but not to exceed the original term of such awards) and all of the executive officer’s restricted stock shall be immediately vested and free of restrictions. The Executive Severance Agreements are intended to comply with Section 409A of the Code. Also, under certain circumstances, in the event that any amounts payable to an executive officer under an Executive Severance Agreement would qualify as “excess parachute payments” under Section 280G of the Code, then we may not be obligated to pay to the executive officer that portion of the consideration that is payable as a result of the Change of Control as is necessary to eliminate any “excess parachute payments.”

For purposes of the Executive Severance Agreements, terms are defined as follows:

“Cause” is defined as a good faith finding by the Board of the Company after giving the executive an opportunity to be heard, of: (i) gross negligence or willful misconduct by the executive in connection with his employment duties, (ii) failure by the executive to perform his duties or responsibilities required pursuant to his employment, after written notice and an opportunity to cure, (iii) mis-appropriation by the executive for his personal use of the assets or business opportunities of the Company, or its affiliates, (iv) embezzlement or other financial fraud committed by the executive, (v) the executive knowingly allowing any third party to commit any of the acts described in any of the preceding clauses (iii) or (iv), or (vi) the executive’s indictment for, conviction of, or entry of a plea of no contest with respect to, any felony.

“Good Reason” is defined as: (i) the unilateral relocation by the Company of the executive’s principal work place for the Company to a site more than 60 miles from the executive’s principal office, (ii) a material reduction in the executive’s then-current salary without the executive’s consent or (iii) material diminution of the executive’s duties, authority or responsibilities, without the executive’s consent. In order to establish “Good Reason” for a termination, the executive must provide notice to the Company of the existence of the condition giving rise to “Good Reason” within 90 days following the initial existence of the condition, and the Company has 30 days following receipt of such notice to remedy such condition.

“Change of Control” is defined as the first to occur of any of the following:

(A) the acquisition by an individual, entity or group (a “Person”) of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns 50% or more of either (x) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this subsection (A), any acquisition directly from the Company shall not constitute a Change in Control; or

(B) such time as the Continuing Directors (as defined below) do not constitute a majority of the Board of the Company (or, if applicable, the Board of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the Executive Severance Agreement or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(C) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 40% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(D) the liquidation or dissolution of the Company.

Peter L. Gray

The Company also entered into an agreement with Mr. Gray in August 2002. As amended to date, the agreement provides that in the event that his employment is terminated by the Company for a reason other than for Cause, then the Company shall pay Mr. Gray as severance pay his regular base salary, as in effect on his last day of employment, for one year following the termination date, payable in installments in accordance with the Company’s regular payroll practices, plus the bonus amount he would have been entitled to receive under the Company’s bonus plan then in effect for the fiscal year in which the termination occurred, determined in accordance with the applicable bonus plan (the “Bonus”), multiplied by a fraction, the numerator of which shall be the number of months that Mr. Gray was employed by the Company during the fiscal year in which his termination occurs and the denominator of which shall be twelve. In addition, the agreement provides that in the event that his employment is terminated by the Company for a reason other than for Cause or by Mr. Gray for Good Reason within one year following a Change of Control of the Company, then the Company shall pay Mr. Gray (i) a one-time severance payment equal to two times his then-current base salary and (ii) his Bonus multiplied by a fraction, the numerator of which shall be the number of months that Mr. Gray was employed by the Company during the fiscal year in which his termination occurs and the denominator of which shall be twelve. In the event Mr. Gray’s employment is terminated without Cause within one year following a Change of Control, all of his stock options which are then outstanding shall be immediately vested and shall remain exercisable for a period of 6 months following his last day of employment (but not to exceed the original term of such awards), and all of his restricted stock shall be immediately vested and free of restrictions. This agreement is intended to comply with Section 409A of the Code. Also, under certain circumstances, in the event that any amounts payable to Mr. Gray under this agreement would qualify as “excess parachute payments” under Section 280G of the Code, then we may not be obligated to pay to Mr. Gray that portion of the consideration that is payable as a result of the Change of Control as is necessary to eliminate any “excess parachute payments.” For purposes of Mr. Gray’s agreement, the definition of “Cause” is substantially similar to the definition of “Cause” in the Executive Severance Agreements, as set forth above, and the definitions of “Good Reason” and “Change of Control” are identical to those used in the Executive Severance Agreements.

The table below shows the estimated incremental value transfer to each named executive officer under various scenarios relating to a termination of employment. The table below assumes that such termination occurred on July 31, 2010. The actual amounts that would be paid to any named executive officer can only be determined at the time of an actual termination of employment and would vary from those listed below.

Termination without Cause and without a Change-in-Control(1)									Termination without Cause or for Good Reason within One Year Following a Change-in-Control
	Severance Pay ($)(2)	Non- Equity Incentive Plan Compen- sation ($)		Accele- rated Vesting of Stock Options ($)(3)	Accele- rated Vesting of Restricted Stock Awards ($)(3)	Other Benefits ($)		Total ($)	Severance Pay ($)(4)	Non- Equity Incentive Plan Compen- sation ($)		Accele- rated Vesting of Stock Options ($)(3)(5)	Accele- rated Vesting of Restricted Stock Awards ($)(3)	Other Benefits ($)		Total ($)
Joseph C. Lawler	1,548,000	903,000	(6)	0(5)	147,495	12,908	(7)	2,611,403	3,096,000	903,000	(5)	0	884,983	19,362	(7)	4,903,345
Steven G. Crane	400,000	0		n/a	n/a	n/a		400,000	740,000	0		0	216,480	n/a		956,480
William R. McLennan	450,000	0		n/a	n/a	n/a		450,000	877,500	0		0	273,342	n/a		1,150,842
Peter L. Gray	525,000	0		n/a	n/a	n/a		525,000	825,000	0		0	142,136	n/a		967,136
David J. Riley	238,000	0		n/a	n/a	n/a		238,000	392,700	0		0	194,616	n/a		587,316

*	Payouts subject to 409A regulations.
(1)	Mr. Lawler’s agreement also provides for the same benefits in the event he terminates his employment for Good Reason, as defined on page 38 of this Proxy Statement.
(2)	As described above, severance pay consists of 12 months base salary plus target bonus for Mr. Lawler, 12 months of base salary for each of Messrs. Crane, McLennan and Riley and 12 months of base salary plus a pro rata earned bonus for Mr. Gray. For purposes of Mr. Gray’s calculation, the pro rata earned bonus is calculated assuming employment for 12 months and earned bonus at target.
(3)	Based on closing price of $6.56 per share on July 31, 2010.
(4)	As described above, severance pay consists of 24 months base salary plus two times target bonus for Mr. Lawler, 12 months of base salary plus target bonus for each of Messrs. Crane, McLennan and Riley and 24 months of base salary plus a pro rata earned bonus for Mr. Gray. For purposes of Mr. Gray’s calculation, the pro rata earned bonus is calculated assuming employment for 12 months and earned bonus at target.
(5)	Severance agreement provides for accelerated vesting of stock options, and “0” indicates that all stock options had exercise prices greater than the then current price of our Common Stock at July 31, 2010.
(6)	Pro rata earned bonus calculated assuming employment for 12 months and earned bonus at target.
(7)	Represents reimbursement of COBRA expenses.

Director Compensation

The table below sets forth certain information concerning our fiscal 2010 compensation of our Directors.

DIRECTOR COMPENSATION FOR FISCAL 2010

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Anthony J. Bay(3)	77,500	24,750	n/a	n/a	n/a	n/a		102,250
Virginia G. Breen(4)	78,833	24,750	n/a	n/a	n/a	n/a		103,583
Thomas H. Johnson(5)	78,167	24,750	n/a	n/a	n/a	15,000	(6)	117,917
Francis J. Jules(7)	97,000	24,750	n/a	n/a	n/a	n/a		121,750
Edward E. Lucente(8)	79,667	24,750	n/a	n/a	n/a	n/a		104,417
Michael J. Mardy(9)	83,500	24,750	n/a	n/a	n/a	n/a		108,250

(1)	The amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of awards computed in accordance with ASC 718, not the actual amounts paid to or realized by the directors during fiscal 2010.
(2)	Restricted stock awards are subject to a restriction on transfer, which lapses on the first anniversary of the date of grant.
(3)	As of July 31, 2010, Mr. Bay held 2,500 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 29,300 shares of our Common Stock.
(4)	As of July 31, 2010, Ms. Breen held 2,500 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 39,200 shares of our Common Stock.
(5)	As of July 31, 2010, Mr. Johnson held 2,500 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 27,200 shares of our Common Stock.
(6)	Represents payment made to The Taffrail Group, LLC, an international advisory firm of which Mr. Johnson is the chief executive officer, for services rendered by The Taffrail Group to the Company.
(7)	As of July 31, 2010, Mr. Jules held 2,500 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 34,400 shares of our Common Stock.
(8)	As of July 31, 2010, Mr. Lucente held 2,500 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 27,200 shares of our Common Stock.
(9)	As of July 31, 2010, Mr. Mardy held 2,500 shares of restricted stock and options (vested and unvested) to purchase an aggregate of 34,400 shares of our Common Stock.

Members of the Board receive a combination of cash compensation and equity in the form of restricted stock awards, provided they are eligible under the applicable plan. In addition, all of the Directors of the Company receive reimbursement of expenses incurred with respect to attendance at meetings of the Board and meetings of committees thereof, which is not included in the above table.

Under the 2005 Non-Employee Director Plan (the “2005 Plan”), all Directors, other than an Affiliated Director (as defined below), will automatically be granted an option to acquire 20,000 shares of Common Stock (the “Initial Option”) upon election to the Board. Each Director who ceases to be an Affiliated Director and is not otherwise an employee of the Company or any of its subsidiaries or affiliates will be granted, on the date such Director ceases to be an Affiliated Director but remains as a member of the Board, an Initial Option to acquire 20,000 shares of Common Stock under the 2005 Plan. Each Initial Option will vest and become exercisable as to 1/36th of the number of shares of Common Stock originally subject to the option on each monthly anniversary of the date of grant, provided that the optionee serves as a Director on such monthly anniversary date. Prior to September 23, 2009, the 2005 Plan also provided that on the date of each annual meeting of stockholders of the Company, each eligible Director who was both serving as Director immediately prior to and immediately following such annual meeting, and who had served on the Board for at least six months, would automatically be granted an option to purchase 2,400 shares of Common Stock (an “Annual Option”). Each Annual Option vests and becomes exercisable as to 1/36th of the number of shares originally subject to the option on each monthly anniversary of the date of grant, provided that the optionee serves as a Director on such monthly anniversary date. The option exercise price per share for each option granted under the 2005 Plan shall equal the closing price of the Common Stock on the date of grant. Except as otherwise provided in the applicable option agreement, each option granted under the 2005 Plan shall terminate, and may no longer be exercised, on the date that is ten years after the date of grant of such option. On September 23, 2009, the Board, upon recommendation of the Compensation Committee, amended the 2005 Plan to eliminate the Annual Option.

The Board has adopted a Director Compensation Plan which governs cash compensation to Directors and under which all Directors are eligible to participate, other than any Director who (i) is an employee of the Company or any of its subsidiaries or affiliates or (ii) unless otherwise determined by the Board, is an affiliate, employee or designee of an institutional or corporate investor in the Company (an “Affiliated Director”). Pursuant to the Director Compensation Plan, each participating Director who is serving as a Director on the last day of any fiscal quarter shall receive a payment for such quarter of $12,500. Each participating Director who is serving as the chairperson of a committee of the Board on the last day of any fiscal quarter shall receive a payment of $1,250; provided, however, that the chairperson of the Audit Committee on the last day of any fiscal quarter shall receive a payment of $2,500. In addition, any Director serving as presiding director on the last day of any fiscal quarter shall receive a payment of $2,500. Each participating Director who attends a telephonic meeting of the Board or a committee thereof shall receive a meeting fee of $500. Each participating Director who attends a meeting of the Board or a committee thereof, where a majority of the Directors attend such meeting in person, shall receive a meeting fee of $1,000. In addition, on September 23, 2009, the Board, upon the recommendation of the Compensation Committee, amended the Director Compensation Plan to provide that each Director, other than an Affiliated Director, will receive a restricted stock award for 2,500 shares of Common Stock on the first business day of the calendar year following the annual meeting of stockholders provided that such Director was both serving as Director immediately prior to and immediately following such annual meeting, and had served on the Board for at least six months (unless otherwise determined by the Board). Such awards are subject to a restriction on transfer which lapses on the first anniversary of the date of grant.

Prior to the adoption of the 2005 Plan, all Directors of the Company were eligible to receive non-statutory stock options to purchase shares of Common Stock under the Company’s 1999 Stock Option Plan for Non-Employee Directors, as amended (the “1999 Plan”). Since the adoption of the 2005 Plan, no further options have been or will be granted under the 1999 Plan. Under the 1999 Plan each eligible Director who was elected to the Board for the first time was granted an option to acquire 20,000 shares of Common Stock (the “1999 Initial Option”). Each Affiliated Director who ceased to be an Affiliated Director was granted, on the date such Director ceased to be an Affiliated Director but remained as a member of the Board, a 1999 Initial Option to acquire 20,000 shares of Common Stock under the 1999 Plan. Each 1999 Initial Option granted under the 1999 Plan and held by a current Director is fully vested and exercisable. On each anniversary of the grant of the 1999 Initial Option, each eligible Director was automatically granted an option to purchase 2,400 shares of Common Stock (a “1999 Annual Option”), provided that such eligible Director served as a Director on the applicable anniversary date. Each 1999 Annual Option granted under the 1999 Plan and held by a current Director is fully vested and exercisable.

The option exercise price per share for each option granted under the 1999 Plan equals the closing price of the Common Stock on the date of grant. Except as otherwise provided in the applicable option agreement, each option granted under the 1999 Plan shall terminate, and may no longer be exercised, on the date that is ten years after the date of grant of such option.

Each of the Directors has also entered into an Indemnification Agreement with the Company providing that the Company shall indemnify the Director to the fullest extent authorized or permitted by applicable law in the event that the Director is involved in any threatened, pending or completed action, suit or proceeding, or any inquiry or investigation, whether brought by or in the right of the Company or by any other party and whether of a civil, criminal, administrative or investigative nature, by reason of the fact that the Director is or was a Director of the Company, or is or was serving at the request of the Company as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses, judgments, fines and penalties, provided that the Director shall not have been finally adjudged to have engaged in willful misconduct or to have acted in a manner which was knowingly fraudulent or deliberately dishonest, or had reasonable cause to believe that his or her conduct was unlawful.

Compensation Committee Interlocks and Insider Participation

The Directors who served as members of the Compensation Committee during fiscal 2010 were Thomas H. Johnson, Francis J. Jules, Virginia G. Breen, Edward E. Lucente and Michael J. Mardy. No member of the Compensation Committee was at any time during fiscal 2010 or at any other time an officer or employee of the Company. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board or the Compensation Committee during fiscal 2010.

Independent Registered Public Accounting Firm Fees

The following is a summary of the fees billed to the Company by KPMG LLP for professional services rendered for the fiscal years ended July 31, 2010 and 2009:

Fee Category	Fiscal 2010 Fees	Fiscal 2009 Fees
Audit Fees(1)	2,037,153	2,188,758
Audit-Related Fees(2)	0	0
Tax Fees(3)	247,154	320,000
All Other Fees(4)	211,000	0

Total Fees	2,495,307	2,508,758

(1)	Audit fees for fiscal 2010 and fiscal 2009 consist of fees billed for professional services rendered for the audit of the Company’s consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports, services that are normally provided by KPMG LLP in connection with statutory and regulatory filings or engagements, and costs associated with compliance with Section 404 of the Sarbanes-Oxley Act of 2002.
(2)	The Company did not incur any audit-related fees for fiscal 2010 and fiscal 2009 which would consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.”
(3)	Tax fees for fiscal 2010 and fiscal 2009 consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services included assistance regarding federal, state and international tax compliance, customs and duties and international tax planning.
(4)	All other fees for fiscal 2010 consist of fees billed for due diligence assistance services.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit services to be provided by the Company’s independent registered public accounting firm or other firms, and all non-audit services to be provided by the Company’s independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Company’s independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis. During fiscal 2010 and fiscal 2009, all services rendered by KPMG LLP to the Company were pre-approved by the Audit Committee.

Audit Committee Financial Expert

The Board has determined that Michael J. Mardy is an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K. Mr. Mardy is independent as defined in applicable Nasdaq listing standards.

Audit Committee Report

The Audit Committee of the Board has reviewed and discussed the Company’s audited financial statements for fiscal 2010 with the Company’s management. The Audit Committee has discussed with KPMG LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by the Statement on Auditing Standards No. 61. The Audit Committee has discussed with KPMG LLP its independence and has received the written disclosures and the letter from KPMG LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether KPMG LLP’s provision of non-audit services to the Company is compatible with maintaining KPMG LLP’s independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for fiscal 2010.

AUDIT COMMITTEE

Michael J. Mardy, Chair

Anthony J. Bay

Virginia G. Breen

Francis J. Jules

The information contained in the foregoing report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference into any of the Company’s previous or future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent specifically incorporated by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

Certain Relationships and Related Transactions

The Audit Committee of our Board has adopted a written policy and procedures for the review and approval of related-party transactions. A “related-party transaction” is a transaction that meets the minimum threshold for disclosure in the proxy statement under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which a “related person” or entity has a direct or indirect material interest). “Related persons” include the Company’s executive officers, directors, 5% or more beneficial owners of our common stock, immediate family members of these persons and entities in which one of these persons has a direct or indirect material interest. When a potential related-party transaction is identified, management presents it to the Audit Committee to determine whether to approve or ratify it.

The Audit Committee reviews the material facts of any related-party transaction and either approves or disapproves of the entry into the transaction. In the course of reviewing the related-party transaction, the Audit Committee considers whether (i) the transaction is fair and reasonable to the Company, (ii) under all of the circumstances the transaction is in, or not inconsistent with, the Company’s best interests, and (iii) the transaction will be on terms no less favorable to the Company than could have been obtained in an arms’ length transaction with an unrelated third party. If advance approval of a related-party transaction is not feasible, then the transaction will be considered and, if the Audit Committee determines it to be appropriate, ratified by the Audit Committee. No director may participate in the approval of a transaction for which he or she is a related party.

When a related-party transaction is ongoing, any amendments or changes are reviewed and the transaction is reviewed annually for reasonableness and fairness to the Company.

In fiscal 2010, there were no related-party transactions involving the Company and a related person.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the SEC.

Based solely on its review of the copies of such forms received or written representations from certain reporting persons, the Company believes that, during fiscal 2010, its officers, directors and ten-percent stockholders complied with all applicable Section 16(a) filing requirements applicable to such individual. There are no known failures to file a required Form 3, Form 4 or Form 5.

Annual Report on Form 10-K

The Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010, including exhibits, is available without charge upon request from the Company. Requests for copies of the Annual Report on Form 10-K should be sent to the Company’s Office of Investor Relations at ModusLink Global Solutions, Inc., 1100 Winter Street, Waltham, Massachusetts 02451.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of our Proxy Statement, 2010 Annual Report or Notice of Internet Availability of Proxy Materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write, email or call our Investor Relations department at 1100 Winter Street, Suite 4600, Waltham, Massachusetts 02451, email: ir@moduslink.com, or telephone: (781) 663-5012. If you want to receive separate copies of the Proxy Statement, 2010 Annual Report or Notice of Internet Availability of Proxy Materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact the Company at the above address, email or telephone number.

Solicitation

The cost of soliciting proxies, including expenses in connection with preparing, printing and mailing of the Notice of Internet Availability of Proxy Materials, this Proxy Statement, and any additional solicitation material will be borne by the Company. The Company has engaged The Proxy Advisory Group, LLC and Innisfree M&A Incorporated, to assist in the solicitation of proxies for fees not to exceed $20,000 in the aggregate and the reimbursement of customary disbursements. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of the Company’s Common Stock held in their names. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners. The Company’s directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile, electronic communication and personal interviews.

Other Matters

The Board does not know of any other matter which may come before the 2010 Meeting. If any other matters are properly presented to the 2010 Meeting, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

Proposals of Stockholders for 2011 Annual Meeting and Nomination of Directors

Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company’s Proxy Statement, Notice of Internet Availability of Proxy Materials and proxy card for the Company’s 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) must be submitted to the Secretary of the Company at its offices, 1100 Winter Street, Waltham, Massachusetts 02451, no later than June 28, 2011. In addition, such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act and the Company’s Bylaws, as applicable.

If a stockholder of the Company wishes to present a proposal or nominate a director before the 2011 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company’s Proxy Statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice no earlier than August 10, 2011 and no later than September 9, 2011 (unless the Company’s 2011 Annual Meeting is held before November 8, 2011 or after February 6, 2012, in which case different deadlines are established by the Company’s Bylaws) and the stockholder must comply with the provisions of the Company’s Bylaws. If a stockholder fails to provide timely notice of a proposal to be presented at the 2011 Annual Meeting, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the 2011 Annual Meeting.

By Order of the Board of Directors,

Peter L. Gray, Executive Vice President,
General Counsel and Secretary

Waltham, Massachusetts

October 26, 2010

Appendix I

MODUSLINK GLOBAL SOLUTIONS, INC.

2010 INCENTIVE AWARD PLAN

ARTICLE 1.

PURPOSE

The purpose of the ModusLink Global Solutions, Inc. 2010 Incentive Award Plan (the “Plan”) is to promote the success and enhance the value of ModusLink Global Solutions, Inc. (the “Company”) by linking the individual interests of the members of the Board, Employees, and Consultants to those of Company stockholders and by providing such individuals with an incentive for outstanding performance to generate superior returns to Company stockholders. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.

ARTICLE 2.

DEFINITIONS AND CONSTRUCTION

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

2.1 “Administrator” shall mean the entity that conducts the general administration of the Plan as provided in Article 12. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 12.6, or as to which the Board has assumed, the term “Administrator” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

2.2 “Affiliate” shall mean (a) Subsidiary; and (b) any domestic eligible entity that is disregarded, under Treasury Regulation Section 301.7701-3, as an entity separate from either (i) the Company or (ii) any Subsidiary.

2.3 “Applicable Accounting Standards” shall mean Generally Accepted Accounting Principles in the United States, International Financial Reporting Standards or such other accounting principles or standards as may apply to the Company’s financial statements under United States federal securities laws from time to time.

2.4 “Award” shall mean an Option, a Restricted Stock award, a Restricted Stock Unit award, a Performance Award, a Dividend Equivalents award, a Deferred Stock award, a Stock Payment award or a Stock Appreciation Right, which may be awarded or granted under the Plan (collectively, “Awards”).

2.5 “Award Agreement” shall mean any written notice, agreement, terms and conditions, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine consistent with the Plan.

2.6 “Award Limit” shall mean with respect to Awards that shall be payable in Shares or in cash, as the case may be, the respective limit set forth in Section 3.3.

2.7 “Board” shall mean the Board of Directors of the Company.

2.8 “Cause” shall mean shall mean a good faith finding by a majority of the members of the Board of: (i) gross negligent or willful misconduct by the Holder in connection with his employment duties; (ii) failure by the Holder (other than due to disability) to perform his or her duties or responsibilities required pursuant to his or her employment, after written notice and an opportunity to cure; (iii) misappropriation by the Holder of the assets or business opportunities of the Company, or its affiliates; (iv) embezzlement or other financial or other fraud committed by the Holder; (v) the Holder knowingly allowing any third party to commit any of the acts described in any of the preceding clauses (iii) or (iv); or (vi) the Holder’s indictment for, conviction of, or entry of a plea of no contest with respect to, any felony or any crime involving moral turpitude.

2.9 “Change in Control” shall mean and includes each of the following:

(a) A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or

(b) Such time as the Continuing Directors (as defined below) do not constitute a majority of the Board (or, if applicable, the board of directors of a successor corporation to the Company), where the term “Continuing Director” means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

(c) The consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the outstanding Common Stock and outstanding Company voting securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company’s assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the “Acquiring Corporation”) in substantially the same proportions as their ownership of the outstanding Common Stock and outstanding Company voting securities, respectively, immediately prior to such Business Combination and (y) no person (excluding any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 40% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination); or

(d) The Company’s stockholders approve a liquidation or dissolution of the Company.

In addition, if a Change in Control constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the transaction or event described in subsection (a), (b), (c) or (d) with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A.

2.10 “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, together with the regulations and official guidance promulgated thereunder.

2.11 “Committee” shall mean the Human Resources and Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 12.1.

2.12 “Common Stock” shall mean the common stock of the Company, par value $.01 per share.

2.13 “Company” shall mean ModusLink Global Solutions, Inc., a Delaware corporation.

2.14 “Consultant” shall mean any consultant or adviser engaged to provide services to the Company or any Affiliate that qualifies as a consultant under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement.

2.15 “Covered Employee” shall mean any Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

2.16 “Deferred Stock” shall mean a right to receive Shares awarded under Section 9.4.

2.17 “Director” shall mean a member of the Board, as constituted from time to time.

2.18 “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Section 9.2.

2.19 “DRO” shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended from time to time, or the rules thereunder.

2.20 “Effective Date” shall mean the date the Plan is approved by the Board, subject to approval of the Plan by the Company’s stockholders.

2.21 “Eligible Individual” shall mean any person who is an Employee, a Consultant or a Non-Employee Director, as determined by the Committee.

2.22 “Employee” shall mean any officer or other employee (as determined in accordance with Section 3401(c) of the Code and the Treasury Regulations thereunder) of the Company or of any Affiliate.

2.23 “Equity Restructuring” shall mean a nonreciprocal transaction between the Company and its stockholders, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, that affects the number or kind of shares of Common Stock (or other securities of the Company) or the share price of Common Stock (or other securities) and causes a change in the per share value of the Common Stock underlying outstanding Awards.

2.24 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time.

2.25 “Fair Market Value” shall mean, as of any given date, the value of a Share determined as follows:

(a) If the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market and the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing sales price for a share of Common Stock as quoted on such exchange or system for such date or, if there is no closing sales price for a share of Common Stock on the date in question, the closing sales price for a share of Common Stock on the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b) If the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, its Fair Market Value shall be the mean of the high bid and low asked prices for such date or, if there are no high bid and low asked prices for a share of Common Stock on such date, the high bid and low asked prices for a share of Common Stock on the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c) If the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, its Fair Market Value shall be established by the Administrator in good faith.

2.26 “Full Value Award” shall mean any Award other than (i) an Option, (ii) a Stock Appreciation Right or (iii) any other Award for which the Holder pays the intrinsic value existing as of the date of grant (whether directly or by forgoing a right to receive a payment from the Company or any Affiliate).

2.27 “Greater Than 10% Stockholder” shall mean an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code).

2.28 “Holder” shall mean a person who has been granted an Award.

2.29 “Incentive Stock Option” shall mean an Option that is intended to qualify as an incentive stock option and conforms to the applicable provisions of Section 422 of the Code.

2.30 “Non-Employee Director” shall mean a Director of the Company who is not an Employee.

2.31 “Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

2.32 “Option” shall mean a right to purchase Shares at a specified exercise price, granted under Article 6. An Option shall be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however, that Options granted to Non-Employee Directors and Consultants shall only be Non-Qualified Stock Options.

2.33 “Parent” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities ending with the Company if each of the entities other than the Company beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.34 “Performance Award” shall mean a cash bonus award, stock bonus award, performance award or incentive award that is paid in cash, Shares or a combination of both, awarded under Section 9.1.

2.35 “Performance-Based Compensation” shall mean any compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

2.36 “Performance Criteria” shall mean the criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal or Performance Goals for a Performance Period, determined as follows:

(a) The Performance Criteria that shall be used to establish Performance Goals are limited to the following: (i) earnings (either before or after one or more of the following: (A) interest, (B) taxes, (C) depreciation and (D) amortization); (ii) gross or net sales or revenue; (iii) income (either operating, gross or net, or before or after taxes); (iv) adjusted net income; (v) operating earnings or profit; (vi) cash flow (including, but not limited to, operating cash flow and free cash flow); (vii) return on assets; (viii) return on capital; (ix) return on stockholders’ equity; (x) total stockholder return; (xi) return on sales; (xii) gross or net profit or operating margin; (xiii) costs; (xiv) funds from operations; (xv) expenses; (xvi) working capital; (xvii) earnings per share; (xviii) adjusted earnings per share; (xix) price per share of Common Stock; (xx) regulatory body approval for commercialization of a product; (xxi) implementation or completion of critical projects; (xxii) market share; (xxiii) economic value; (xxiv) productivity; (xxv) operating efficiency; (xxvi) economic value-added (as determined by the Committee); (xxvii) cash flow return on capital (xxviii) return on net assets, (xxiv) regulatory compliance, (xxx) improvement in financial ratings, (xxxi) objective goals relating to the balance sheet or income statement, and (xxxii) such other objective goals established by the Committee, any of which may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices.

(b) The Administrator may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the Performance Period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under Applicable Accounting Standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the Performance Period; (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; (xiv) items related to acquired in-process research and development; (xv) items relating to changes in tax laws; (xvi) items relating to major licensing or partnership arrangements; (xvii) items relating to asset impairment charges; (xviii) items relating to gains or losses for litigation, arbitration and contractual settlements; or (xix) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Awards intended to qualify as Performance-Based Compensation, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

2.37 “Performance Goals” shall mean, for a Performance Period, one or more goals established in writing by the Administrator for the Performance Period based upon one or more Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a Subsidiary, division, business unit, or an individual. The achievement of each Performance Goal shall be determined in accordance with Applicable Accounting Standards.

2.38 “Performance Period” shall mean one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Holder’s right to, and the payment of, a Performance Award.

2.39 “Permitted Transferee” shall mean, with respect to a Holder, any “family member” of the Holder, as defined under the instructions to use of the Form S-8 Registration Statement under the Securities Act, after taking into account any state, federal, local or foreign tax and securities laws applicable to transferable Awards.

2.40 “Plan” shall mean this ModusLink Global Solutions, Inc. 2010 Incentive Award Plan, as it may be amended or restated from time to time.

2.41 “Prior Plans” shall mean, collectively, the following plans of the Company: the ModusLink Global Solutions, Inc. 2004 Stock Incentive Plan, as amended, the ModusLink Global Solutions, Inc. 2002 Non-Officer Employee Stock Incentive Plan, as amended, and the ModusLink Global Solutions, Inc. 2000 Stock Incentive Plan, as amended, in each case as such plan may be amended from time to time.

2.42 “Program” shall mean any program adopted by the Administrator pursuant to the Plan containing the terms and conditions intended to govern a specified type of Award granted under the Plan and pursuant to which such type of Award may be granted under the Plan.

2.43 “Restricted Stock” shall mean Common Stock awarded under Article 8 that is subject to certain restrictions and may be subject to risk of forfeiture or repurchase.

2.44 “Restricted Stock Units” shall mean the right to receive Shares awarded under Section 9.5.

2.45 “Securities Act” shall mean the Securities Act of 1933, as amended.

2.46 “Shares” shall mean shares of Common Stock.

2.47 “Stock Appreciation Right” shall mean a stock appreciation right granted under Article 10.

2.48 “Stock Payment” shall mean (a) a payment in the form of Shares, or (b) an option or other right to purchase Shares, as part of a bonus, deferred compensation or other arrangement, awarded under Section 9.3.

2.49 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

2.50 “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

2.51 “Termination of Service” shall mean,

(a) As to a Consultant, the time when the engagement of a Holder as a Consultant to the Company or an Affiliate is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Consultant simultaneously commences or remains in employment or service with the Company or any Affiliate.

(b) As to a Non-Employee Director, the time when a Holder who is a Non-Employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

(c) As to an Employee, the time when the employee-employer relationship between a Holder and the Company or any Affiliate is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement; but excluding terminations where the Holder simultaneously commences or remains in employment or service with the Company or any Affiliate.

The Administrator, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for Cause and all questions of whether particular leaves of absence constitute a Termination of Service; provided, however, that, with respect to Incentive Stock Options, unless the Administrator otherwise provides in the terms of the Program, the Award Agreement or otherwise, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Service only if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. For purposes of the Plan, a Holder’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Affiliate employing or contracting with such Holder ceases to remain an Affiliate following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off).

ARTICLE 3.

SHARES SUBJECT TO THE PLAN

3.1 Number of Shares.

(a) Subject to Section 13.2 and Section 3.1(b), the aggregate number of Shares which may be issued or transferred pursuant to Awards under the Plan is (i) 5,000,000 plus (ii) any Shares which are subject to awards under the Prior Plans which after the Effective Date are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plans; provided, that subject to Section 13.2 and, with respect to Full Value Awards that terminate, expire or lapse or for which shares of Common Stock are tendered or withheld, Section 3.1(b) the aggregate number of shares of Common stock which may be issued or transferred pursuant to Full Value Awards under the Plan is 3,000,000. No more than 5,000,000 Shares may be issued upon the exercise of Incentive Stock Options. After the Effective Date, no awards may be granted under any Prior Plan, however, any awards under any Prior Plan that are outstanding as of the Effective Date shall continue to be subject to the terms and conditions of such Prior Plan.

(b) If (i) any Shares subject to an Award are forfeited or expire or such Award is settled for cash (in whole or in part) or (ii) any Shares subject to an award under any Prior Plan are forfeited or expire or an award under any Prior Plan is settled for cash (in whole or in part), the Shares subject to such Award or award under the Prior Plans shall, to the extent of such forfeiture, expiration or cash settlement, be available for future grants of Awards under the Plan. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added to the Shares authorized for grant under Section 3.1(a) and will not be available for future grants of Awards: (i) Shares tendered by a Holder or withheld by the Company in payment of the exercise price of an Option; (ii) Shares tendered by the Holder or withheld by the Company to satisfy any tax withholding obligation with respect to an Award; (iii) Shares subject to a Stock Appreciation Right that are not issued in connection with the stock settlement of the Stock Appreciation Right on exercise thereof; and (iv) Shares purchased on the open market with the cash proceeds from the exercise of Options. Any Shares repurchased by the Company under Section 8.4 at the same price paid by the Holder so that such shares are returned to the Company will again be available for Awards. The payment of Dividend Equivalents in cash in conjunction with any outstanding Awards shall not be counted against the shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3.1(b), no Shares may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.

(c) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. Additionally, in the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Subsidiaries immediately prior to such acquisition or combination.

3.2 Stock Distributed. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.

3.3 Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Section 13.2, the maximum aggregate number of Shares with respect to one or more Awards that may be granted to any one person during any calendar year (measured from the date of any grant) shall be 4,000,000 and the maximum aggregate amount of cash that may be paid in cash during any calendar year (measured from the date of any payment) with respect to one or more Awards payable in cash shall be $3,000,000.

ARTICLE 4.

GRANTING OF AWARDS

4.1 Participation. The Administrator may, from time to time, select from among all Eligible Individuals, those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. No Eligible Individual shall have any right to be granted an Award pursuant to the Plan.

4.2 Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as Performance-Based Compensation shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

4.3 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

4.4 At-Will Employment. Nothing in the Plan or in any Program or Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Director or Consultant for, the Company or any Affiliate, or shall interfere with or restrict in any way the rights of the Company and any Affiliate, which rights are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without Cause, and with or without notice, or to terminate or change all other terms and conditions of employment or engagement, except to the extent expressly provided otherwise in a written agreement between the Holder and the Company or any Affiliate.

4.5 Foreign Holders. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Subsidiaries operate or have Employees, Non-Employee Directors or Consultants, or in order to comply with the requirements of any foreign securities exchange, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Eligible Individuals outside the United States are eligible to participate in the Plan; (c) modify the terms and conditions of any Award granted to Eligible Individuals outside the United States to comply with applicable foreign laws or listing requirements of any such foreign securities exchange; (d) establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Sections 3.1 and 3.3; and (e) take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange. Notwithstanding the foregoing, the Administrator may not take any actions hereunder, and no Awards shall be granted, that would violate the Code, the Exchange Act, the Securities Act, any other securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

4.6 Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the sole discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

ARTICLE 5.

PROVISIONS APPLICABLE TO AWARDS INTENDED TO QUALIFY AS

PERFORMANCE-BASED COMPENSATION.

5.1 Purpose. The Committee, in its sole discretion, may determine at the time an Award is granted or at any time thereafter whether such Award is intended to qualify as Performance-Based Compensation. If the Committee, in its sole discretion, decides to grant such an Award to an Eligible Individual that is intended to qualify as Performance-Based Compensation, then the provisions of this Article 5 shall control over any contrary provision contained in the Plan. The Administrator may in its sole discretion grant Awards to other Eligible Individuals that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 5 and that are not intended to qualify as Performance-Based Compensation. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to an Award intended to be Performance-Based Compensation payable to a Covered Employee shall be determined on the basis of Applicable Accounting Standards.

5.2 Applicability. The grant of an Award to an Eligible Individual for a particular Performance Period shall not require the grant of an Award to such Individual in any subsequent Performance Period and the grant of an Award to any one Eligible Individual shall not require the grant of an Award to any other Eligible Individual in such period or in any other period.

5.3 Types of Awards. Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to an Eligible Individual intended to qualify as Performance-Based Compensation, including, without limitation, Restricted Stock the restrictions with respect to which lapse upon the attainment of specified Performance Goals, and any Performance Awards described in Article 9 that vest or become exercisable or payable upon the attainment of one or more specified Performance Goals.

5.4 Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 7 or 8 to one or more Eligible Individuals and which is intended to qualify as Performance-Based Compensation, no later than 90 days following the commencement of any Performance Period or any designated fiscal period or period of service (or such earlier time as may be required under Section 162(m) of the Code), the Committee shall, in writing, (a) designate one or more Eligible Individuals, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period based on the Performance Criteria, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Committee shall certify in writing whether and the extent to which the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned under such Awards, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant, including the assessment of individual or corporate performance for the Performance Period.

5.5 Payment of Performance-Based Awards. Unless otherwise provided in the applicable Program or Award Agreement and only to the extent otherwise permitted by Section 162(m)(4)(C) of the Code, as to an Award that is intended to qualify as Performance-Based Compensation, the Holder must be employed by the Company or an Affiliate throughout the Performance Period. Unless otherwise provided in the applicable Performance Goals, Program or Award Agreement, a Holder shall be eligible to receive payment pursuant to such Awards for a Performance Period only if and to the extent the Performance Goals for such period are achieved.

5.6 Additional Limitations. Notwithstanding any other provision of the Plan and except as otherwise determined by the Administrator, any Award which is granted to an Eligible Individual and is intended to qualify as Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code or any regulations or rulings issued thereunder that are requirements for qualification as Performance-Based Compensation, and the Plan, the Program and the Award Agreement shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 6.

GRANTING OF OPTIONS

6.1 Granting of Options to Eligible Individuals. The Administrator is authorized to grant Options to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine which shall not be inconsistent with the Plan.

6.2 Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee of the Company or any “subsidiary corporation” of the Company (as defined in Section 424(f) of the Code). No person who qualifies as a Greater Than 10% Stockholder may be granted an Incentive Stock Option unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code. Any Incentive Stock Option granted under the Plan may be modified by the Administrator, with the consent of the Holder, to disqualify such Option from treatment as an “incentive stock option” under Section 422 of the Code. To the extent that the aggregate fair market value of stock with respect to which “incentive stock options” (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year under the Plan, and all other plans of the Company and any Affiliate or parent corporation thereof (each as defined in Section 424(f) and (e) of the Code, respectively), exceeds $100,000, the Options shall be treated as Non-Qualified Stock Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options and other “incentive stock options” into account in the order in which they were granted and the Fair Market Value of stock shall be determined as of the time the respective options were granted.

6.3 Option Exercise Price. The exercise price per Share subject to each Option shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (or, as to Incentive Stock Options, on the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code). In addition, in the case of Incentive Stock Options granted to a Greater Than 10% Stockholder, such price shall not be less than 110% of the Fair Market Value of a Share on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

6.4 Option Term. The term of each Option shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Option is granted, or five (5) years from the date an Incentive Stock Option is granted to a Greater Than 10% Stockholder. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Options, which time period may not extend beyond the term of the Option term. Except as limited by the requirements of Section 409A or Section 422 of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Option, and may extend the time period during which vested Options may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Option relating to such a Termination of Service.

6.5 Option Vesting.

(a) The period during which the right to exercise, in whole or in part, an Option vests in the Holder shall be set by the Administrator and the Administrator may determine that an Option may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, any of the Performance Criteria, or any other criteria selected by the Administrator. At any time after grant of an Option, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

(b) No portion of an Option which is unexercisable at a Holder’s Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Program, the Award Agreement or by action of the Administrator following the grant of the Option.

6.6 Substitute Awards. Notwithstanding the foregoing provisions of this Article 6 to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

6.7 Substitution of Stock Appreciation Rights. The Administrator may provide in the applicable Program or the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have the right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option; provided, that such Stock Appreciation Right shall be exercisable with respect to the same number of Shares for which such substituted Option would have been exercisable, and shall also have the same exercise price and remaining term as the substituted Option.

ARTICLE 7.

EXERCISE OF OPTIONS

7.1 Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise must be with respect to a minimum number of shares.

7.2 Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations, the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

(c) In the event that the Option shall be exercised pursuant to Section 11.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option, as determined in the sole discretion of the Administrator; and

(d) Full payment of the exercise price and applicable withholding taxes to the stock administrator of the Company for the shares with respect to which the Option, or portion thereof, is exercised, in a manner permitted by Section 11.1 and 11.2.

7.3 Notification Regarding Disposition. The Holder shall give the Company prompt written or electronic notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option which occurs within (a) two years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Holder, or (b) one year after the transfer of such shares to such Holder.

ARTICLE 8.

AWARD OF RESTRICTED STOCK

8.1 Award of Restricted Stock.

(a) The Administrator is authorized to grant Restricted Stock to Eligible Individuals, and shall determine the terms and conditions, including the restrictions applicable to each award of Restricted Stock, which terms and conditions shall not be inconsistent with the Plan, and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

(b) The Administrator shall establish the purchase price, if any, and form of payment for Restricted Stock; provided, however, that if a purchase price is charged, such purchase price shall be no less than the par value of the Shares to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

8.2 Rights as Stockholders. Subject to Section 8.4, upon issuance of Restricted Stock, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in the applicable Program or in each individual Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that, in the sole discretion of the Administrator, any extraordinary distributions with respect to the Shares shall be subject to the restrictions set forth in Section 8.3. In addition, with respect to a share of Restricted Stock with performance-based vesting, dividends which are paid prior to vesting shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the share of Restricted Stock vests.

8.3 Restrictions. All shares of Restricted Stock (including any shares received by Holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of the applicable Program or in each individual Award Agreement, be subject to such restrictions and vesting requirements as the Administrator shall provide. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Administrator, including, without limitation, criteria based on the Holder’s duration of employment, directorship or consultancy with the Company, the Performance Criteria, Company performance, individual performance or other criteria selected by the Administrator. By action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, accelerate the vesting of such Restricted Stock by removing any or all of the restrictions imposed by the terms of the Program or the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire.

8.4 Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Holder’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Holder for the Restricted Stock, upon a Termination of Service the Company shall have the right to repurchase from the Holder the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Holder for such Restricted Stock or such other amount as may be specified in the Program or the Award Agreement. The Administrator in its sole discretion may provide that in the event of certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service or any other event, the Holder’s rights in unvested Restricted Stock shall not lapse, such Restricted Stock shall vest and, if applicable, the Company shall not have a right of repurchase.

8.5 Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

8.6 Section 83(b) Election. If a Holder makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

ARTICLE 9.

AWARD OF PERFORMANCE AWARDS, DIVIDEND EQUIVALENTS, DEFERRED

STOCK, STOCK PAYMENTS, RESTRICTED STOCK UNITS

9.1 Performance Awards.

(a) The Administrator is authorized to grant Performance Awards to any Eligible Individual and to determine whether such Performance Awards shall be Performance-Based Compensation. The value of Performance Awards may be linked to any one or more of the Performance Criteria or other specific criteria determined by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Performance Awards may be paid in cash, Shares, or both, as determined by the Administrator.

(b) Without limiting Section 9.1(a), the Administrator may grant Performance Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of objective Performance Goals, or such other criteria, whether or not objective, which are established by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to a Holder which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Article 5.

9.2 Dividend Equivalents.

(a) Dividend Equivalents may be granted by the Administrator based on dividends declared on the Common Stock, to be credited as of dividend payment dates during the period between the date an Award is granted to a Holder and the date such Award vests, is exercised, is distributed or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Common Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid prior to the vesting of such Award shall only be paid out to the Holder to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests.

(b) Notwithstanding the foregoing, no Dividend Equivalents shall be payable with respect to Options or Stock Appreciation Rights.

9.3 Stock Payments. The Administrator is authorized to make Stock Payments to any Eligible Individual. The number or value of shares of any Stock Payment shall be determined by the Administrator and may be based upon one or more Performance Criteria or any other specific criteria, including service to the Company or any Affiliate, determined by the Administrator. Shares underlying a Stock Payment which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of a Stock Payment shall have no rights as a Company stockholder with respect to such Stock Payment until such time as the Stock Payment has vested and the Shares underlying the Award have been issued to the Holder. Stock Payments may, but are not required to be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to such Eligible Individual.

9.4 Deferred Stock. The Administrator is authorized to grant Deferred Stock to any Eligible Individual. The number of shares of Deferred Stock shall be determined by the Administrator and may be based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, as the Administrator determines, in each case on a specified date or dates or over any period or periods determined by the Administrator. Shares underlying a Deferred Stock award which is subject to a vesting schedule or other conditions or criteria set by the Administrator will not be issued until those conditions have been satisfied. Unless otherwise provided by the Administrator, a Holder of Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Award has vested and the Shares underlying the Award has been issued to the Holder.

9.5 Restricted Stock Units. The Administrator is authorized to grant Restricted Stock Units to any Eligible Individual. The number and terms and conditions of Restricted Stock Units shall be determined by the Administrator. The Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Performance Criteria or other specific criteria, including service to the Company or any Affiliate, in each case on a specified date or dates or over any period or periods, as determined by the Administrator. The Administrator shall specify, or permit the Holder to elect, the conditions and dates upon which the Shares underlying the Restricted Stock Units which shall be issued, which dates shall not be earlier than the date as of which the Restricted Stock Units vest and become nonforfeitable and which conditions and dates shall be subject to compliance with Section 409A of the Code. Restricted Stock Units may be paid in cash, Shares, or both, as determined by the Administrator. On the distribution dates, the Company shall issue to the Holder one unrestricted, fully transferable Share (or the Fair Market Value of one such Share in cash) for each vested and nonforfeitable Restricted Stock Unit.

9.6 Term. The term of a Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award shall be set by the Administrator in its sole discretion.

9.7 Exercise or Purchase Price. The Administrator may establish the exercise or purchase price of a Performance Award, shares of Deferred Stock, shares distributed as a Stock Payment award or shares distributed pursuant to a Restricted Stock Unit award; provided, however, that value of the consideration shall not be less than the par value of a Share, unless otherwise permitted by applicable law.

9.8 Exercise upon Termination of Service. A Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award is exercisable or distributable only while the Holder is an Employee, Director or Consultant, as applicable. The Administrator, however, in its sole discretion may provide that the Performance Award, Dividend Equivalent award, Deferred Stock award, Stock Payment award and/or Restricted Stock Unit award may be exercised or distributed subsequent to a Termination of Service in certain events, including a Change in Control, the Holder’s death, retirement or disability or any other specified Termination of Service.

ARTICLE 10.

AWARD OF STOCK APPRECIATION RIGHTS

10.1 Grant of Stock Appreciation Rights.

(a) The Administrator is authorized to grant Stock Appreciation Rights to Eligible Individuals from time to time, in its sole discretion, on such terms and conditions as it may determine consistent with the Plan.

(b) A Stock Appreciation Right shall entitle the Holder (or other person entitled to exercise the Stock Appreciation Right pursuant to the Plan) to exercise all or a specified portion of the Stock Appreciation Right (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the Stock Appreciation Right from the Fair Market Value on the date of exercise of the Stock Appreciation Right by the number of Shares with respect to which the Stock Appreciation Right shall have been exercised, subject to any limitations the Administrator may impose. Except as described in (c) below, the exercise price per Share subject to each Stock Appreciation Right shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date the Stock Appreciation Right is granted.

(c) Notwithstanding the foregoing provisions of Section 10.1(b) to the contrary, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Administrator) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

10.2 Stock Appreciation Right Vesting.

(a) The period during which the right to exercise, in whole or in part, a Stock Appreciation Right vests in the Holder shall be set by the Administrator and the Administrator may determine that a Stock Appreciation Right may not be exercised in whole or in part for a specified period after it is granted. Such vesting may be based on service with the Company or any Affiliate, or any other criteria selected by the Administrator. At any time after grant of a Stock Appreciation Right, the Administrator may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which a Stock Appreciation Right vests.

(b) No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the applicable Program or Award Agreement or by action of the Administrator following the grant of the Stock Appreciation Right.

10.3 Manner of Exercise. All or a portion of an exercisable Stock Appreciation Right shall be deemed exercised upon delivery of all of the following to the stock administrator of the Company, or such other person or entity designated by the Administrator, or his, her or its office, as applicable:

(a) A written or electronic notice complying with the applicable rules established by the Administrator stating that the Stock Appreciation Right, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Stock Appreciation Right or such portion of the Stock Appreciation Right;

(b) Such representations and documents as the Administrator, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal, state or foreign securities laws or regulations. The Administrator may, in its sole discretion, also take whatever additional actions it deems appropriate to effect such compliance; and

(c) In the event that the Stock Appreciation Right shall be exercised pursuant to this Section 10.3 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Stock Appreciation Right.

10.4 Stock Appreciation Right Term. The term of each Stock Appreciation Right shall be set by the Administrator in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Appreciation Right is granted. The Administrator shall determine the time period, including the time period following a Termination of Service, during which the Holder has the right to exercise the vested Stock Appreciation Rights, which time period may not extend beyond the expiration date of the Stock Appreciation Right term. Except as limited by the requirements of Section 409A of the Code and regulations and rulings thereunder, the Administrator may extend the term of any outstanding Stock Appreciation Right, and may extend the time period during which vested Stock Appreciation Rights may be exercised, in connection with any Termination of Service of the Holder, and may amend any other term or condition of such Stock Appreciation Right relating to such a Termination of Service.

10.5 Payment. Payment of the amounts payable with respect to Stock Appreciation Rights pursuant to this Article 10 shall be in cash, Shares (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised), or a combination of both, as determined by the Administrator.

ARTICLE 11.

ADDITIONAL TERMS OF AWARDS

11.1 Payment. The Administrator shall determine the methods by which payments by any Holder with respect to any Awards granted under the Plan shall be made, including, without limitation: (a) cash or check, (b) Shares (including, in the case of payment of the exercise price of an Award, Shares issuable pursuant to the exercise of the Award) or Shares held for such period of time as may be required by the Administrator in order to avoid adverse accounting consequences, in each case, having a Fair Market Value on the date of delivery equal to the aggregate payments required, (c) delivery of a written or electronic notice that the Holder has placed a market sell order with a broker with respect to Shares then issuable upon exercise or vesting of an Award, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the aggregate payments required; provided, that payment of such proceeds is then made to the Company upon settlement of such sale, or (d) other form of legal consideration acceptable to the Administrator. The Administrator shall also determine the methods by which Shares shall be delivered or deemed to be delivered to Holders. Notwithstanding any other provision of the Plan to the contrary, no Holder who is a Director or an “executive officer” of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to make payment with respect to any Awards granted under the Plan, or continue any extension of credit with respect to such payment with a loan from the Company or a loan arranged by the Company in violation of Section 13(k) of the Exchange Act.

11.2 Tax Withholding. The Company or any Affiliate shall have the authority and the right to deduct or withhold, or require a Holder to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Holder’s FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Holder arising as a result of the Plan. The Administrator may in its sole discretion and in satisfaction of the foregoing requirement allow a Holder to elect to have the Company withhold Shares otherwise issuable under an Award (or allow the surrender of Shares). The number of Shares which may be so withheld or surrendered shall be limited to the number of shares which have a fair market value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income. The Administrator shall determine the fair market value of the Shares, consistent with applicable provisions of the Code, for tax withholding obligations due in connection with a broker-assisted cashless Option or Stock Appreciation Right exercise involving the sale of shares to pay the Option or Stock Appreciation Right exercise price or any tax withholding obligation.

11.3 Transferability of Awards.

(a) Except as otherwise provided in Section 11.3(b):

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed;

(ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, hypothecation, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence; and

(iii) During the lifetime of the Holder, only the Holder may exercise an Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO; after the death of the Holder, any exercisable portion of an Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Program or Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder’s will or under the then applicable laws of descent and distribution.

(b) Notwithstanding Section 11.3(a), the Administrator, in its sole discretion, may determine to permit a Holder to transfer an Award other than an Incentive Stock Option to any one or more Permitted Transferees, subject to the following terms and conditions: (i) an Award transferred to a Permitted Transferee shall not be assignable or transferable by the Permitted Transferee other than by will or the laws of descent and distribution; (ii) an Award transferred to a Permitted Transferee shall continue to be subject to all the terms and conditions of the Award as applicable to the original Holder (other than the ability to further transfer the Award); and (iii) the Holder and the Permitted Transferee shall execute any and all documents requested by the Administrator, including, without limitation documents to (A) confirm the status of the transferee as a Permitted Transferee, (B) satisfy any requirements for an exemption for the transfer under applicable federal, state and foreign securities laws and (C) evidence the transfer.

(c) Notwithstanding Section 11.3(a), a Holder may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Holder and to receive any distribution with respect to any Award upon the Holder’s death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Program or Award Agreement applicable to the Holder, except to the extent the Plan, the Program and the Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Holder is married and resides in a community property state, a designation of a person other than the Holder’s spouse as his or her beneficiary with respect to more than 50% of the Holder’s interest in the Award shall not be effective without the prior written or electronic consent of the Holder’s spouse. If no beneficiary has been designated or survives the Holder, payment shall be made to the person entitled thereto pursuant to the Holder’s will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Holder at any time provided the change or revocation is filed with the Administrator prior to the Holder’s death.

11.4 Conditions to Issuance of Shares.

(a) Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates or make any book entries evidencing Shares pursuant to the exercise of any Award, unless and until the Board or the Committee has determined, with advice of counsel, that the issuance of such shares is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the Shares are listed or traded, and the Shares are covered by an effective registration statement or applicable exemption from registration. In addition to the terms and conditions provided herein, the Board or the Committee may require that a Holder make such reasonable covenants, agreements, and representations as the Board or the Committee, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

(b) All Share certificates delivered pursuant to the Plan and all shares issued pursuant to book entry procedures are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign securities or other laws, rules and regulations and the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted, or traded. The Administrator may place legends on any Share certificate or book entry to reference restrictions applicable to the Shares.

(c) The Administrator shall have the right to require any Holder to comply with any timing or other restrictions with respect to the settlement, distribution or exercise of any Award, including a window-period limitation, as may be imposed in the sole discretion of the Administrator.

(d) No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding down.

(e) Notwithstanding any other provision of the Plan, unless otherwise determined by the Administrator or required by any applicable law, rule or regulation, the Company shall not deliver to any Holder certificates evidencing Shares issued in connection with any Award and instead such Shares shall be recorded in the books of the Company (or, as applicable, its transfer agent or stock plan administrator).

11.5 Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written or electronic instrument, that: (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Shares underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Service occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Service for Cause.

11.6 Prohibition on Repricing. Subject to Section 13.2, the Administrator shall not, without the approval of the stockholders of the Company, (i) authorize the amendment of any outstanding Option or Stock Appreciation Right to reduce its price per share, or (ii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Subject to Section 13.2, the Administrator shall have the authority, without the approval of the stockholders of the Company, to amend any outstanding award to increase the price per share or to cancel and replace an Award with the grant of an Award having a price per share that is greater than or equal to the price per share of the original Award.

ARTICLE 12.

ADMINISTRATION

12.1 Administrator. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall administer the Plan (except as otherwise permitted herein) and, unless otherwise determined by the Board, shall consist solely of two or more Non-Employee Directors appointed by and holding office at the pleasure of the Board, each of whom is intended to qualify as both a “non-employee director” as defined by Rule 16b-3 of the Exchange Act or any successor rule, an “outside director” for purposes of Section 162(m) of the Code and an “independent director” under the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 12.l or otherwise provided in any charter of the Committee. Except as may otherwise be provided in any charter of the Committee, appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written or electronic notice to the Board. Vacancies in the Committee may only be filled by the Board. Notwithstanding the foregoing, (a) the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Non-Employee Directors and (b) the Board or Committee may delegate its authority hereunder to the extent permitted by Section 12.6.

12.2 Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan, the Program and the Award Agreement, and to adopt such rules for the administration, interpretation and application of the Plan as are not inconsistent therewith, to interpret, amend or revoke any such rules and to amend any Program or Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Program or Award Agreement are not affected adversely by such amendment, unless the consent of the Holder is obtained or such amendment is otherwise permitted under Section 13.10. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

12.3 Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

12.4 Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and sole discretion to:

(a) Designate Eligible Individuals to receive Awards;

(b) Determine the type or types of Awards to be granted to each Eligible Individual;

(c) Determine the number of Awards to be granted and the number of Shares to which an Award will relate;

(d) Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any performance criteria, any reload provision, any restrictions or limitations on the Award, any schedule for vesting, lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, and any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

(e) Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in cash, Shares, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(f) Prescribe the form of each Award Agreement, which need not be identical for each Holder;

(g) Decide all other matters that must be determined in connection with an Award;

(h) Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

(i) Interpret the terms of, and any matter arising pursuant to, the Plan, any Program or any Award Agreement; and

(j) Make all other decisions and determinations that may be required pursuant to the Plan or as the Administrator deems necessary or advisable to administer the Plan.

12.5 Decisions Binding. The Administrator’s interpretation of the Plan, any Awards granted pursuant to the Plan, any Program, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

12.6 Delegation of Authority. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to Article 12; provided, however, that in no event shall an officer of the Company be delegated the authority to grant awards to, or amend awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or

Directors) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.6 shall serve in such capacity at the pleasure of the Board and the Committee.

ARTICLE 13.

MISCELLANEOUS PROVISIONS

13.1 Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 13.1, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company’s stockholders given within twelve (12) months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 13.2, (i) increase the limits imposed in Section 3.1 on the maximum number of shares which may be issued under the Plan, or (ii) reduce the price per share of any outstanding Option or Stock Appreciation Right granted under the Plan, or (iii) cancel any Option or Stock Appreciation Right in exchange for cash or another Award when the Option or Stock Appreciation Right price per share exceeds the Fair Market Value of the underlying Shares. Except as provided in Section 13.10, no amendment, suspension or termination of the Plan shall, without the consent of the Holder, impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth (10th) anniversary of the Effective Date.

13.2 Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of the Company’s stock or the share price of the Company’s stock other than an Equity Restructuring, the Administrator shall make equitable adjustments, if any, to reflect such change with respect to (i) the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit; (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; (iii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iv) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

(b) In the event of any transaction or event described in Section 13.2(a) or any unusual or nonrecurring transactions or events affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations or accounting principles, the Administrator, in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Holder’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 13.2 the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Holder’s rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion having an aggregate value not exceeding the amount that could have been attained upon the exercise of such Award or realization of the Holder’s rights had such Award been currently exercisable or payable or fully vested;

(ii) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii) To make adjustments in the number and type of shares of the Company’s stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Awards and Awards which may be granted in the future;

(iv) To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Program or Award Agreement; and

(v) To provide that the Award cannot vest, be exercised or become payable after such event.

(c) In connection with the occurrence of any Equity Restructuring, and notwithstanding anything to the contrary in Sections 13.2(a) and 13.2(b):

(i) The number and type of securities subject to each outstanding Award and the exercise price or grant price thereof, if applicable, shall be equitably adjusted; and/or

(ii) The Administrator shall make such equitable adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such Equity Restructuring with respect to the aggregate number and kind of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Section 3.1 on the maximum number and kind of shares which may be issued under the Plan and adjustments of the Award Limit. The adjustments provided under this Section 13.2(c) shall be nondiscretionary and shall be final and binding on the affected Holder and the Company.

(d) Notwithstanding any other provision of the Plan, in the event of a Change in Control, each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event an Award is assumed or an equivalent Award substituted, and the Holder’s service is terminated by the successor or surviving corporation or entity other than for Cause upon or within twelve (12) months following the Change in Control, then such Holder shall be fully vested in such assumed or substituted Award.

(e) In the event that the successor corporation in a Change in Control refuses to assume or substitute for the Award, the Administrator may cause any or all of such Awards to become fully exercisable immediately prior to the consummation of such transaction and all forfeiture restrictions on any or all of such Awards to lapse. If an Award is exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Holder that the Award shall be fully exercisable for a period of fifteen (15) days from the date of such notice, contingent upon the occurrence of the Change in Control, and the Award shall terminate upon the expiration of such period.

(f) For the purposes of this Section 13.2, an Award shall be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Change in Control was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each share of Common Stock subject to an Award, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

(g) The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(h) With respect to Awards which are granted to Covered Employees and are intended to qualify as Performance-Based Compensation, no adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as Performance-Based Compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 13.2 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

(i) The existence of the Plan, the Program, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(j) No action shall be taken under this Section 13.2 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

(k) In the event of any pending stock dividend, stock split, combination or exchange of shares, merger, consolidation or other distribution (other than normal cash dividends) of Company assets to stockholders, or any other change affecting the shares of Common Stock or the share price of the Common Stock including any Equity Restructuring, for reasons of administrative convenience, the Company in its sole discretion may refuse to permit the exercise of any Award during a period of thirty (30) days prior to the consummation of any such transaction.

13.3 Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within twelve (12) months after the date of the Board’s initial adoption of the Plan. The Plan shall become effective upon such stockholder approval.

13.4 No Stockholders Rights. Except as otherwise provided herein, a Holder shall have none of the rights of a stockholder with respect to shares of Common Stock covered by any Award until the Holder becomes the record owner of such shares of Common Stock.

13.5 Paperless Administration. In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Holder may be permitted through the use of such an automated system.

13.6 Effect of Plan upon Other Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Affiliate. Nothing in the Plan shall be construed to limit the right of the Company or any Affiliate: (a) to establish any other forms of incentives or compensation for Employees, Directors or Consultants of the Company or any Affiliate, or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including without limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

13.7 Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal, state, local and foreign laws, rules and regulations (including but not limited to state, federal and foreign securities law and margin requirements), the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

13.8 Titles and Headings, References to Sections of the Code or Exchange Act. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

13.9 Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

13.10 Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Program pursuant to which such Award is granted and the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan, the Program and any Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Program and Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

13.11 No Rights to Awards. No Eligible Individual or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Eligible Individuals, Holders or any other persons uniformly.

13.12 Unfunded Status of Awards. The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Holder pursuant to an Award, nothing contained in the Plan or any Program or Award Agreement shall give the Holder any rights that are greater than those of a general creditor of the Company or any Affiliate.

13.13 Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

13.14 Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

13.15 Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

* * * * *

I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of ModusLink Global Solutions, Inc. on October 11, 2010.

* * * * *

I hereby certify that the foregoing Plan was approved by the stockholders of ModusLink Global Solutions, Inc. on                     , 2010.

Executed on this      day of                     , 2010.

Corporate Secretary

MODUSLINK GLOBAL SOLUTIONS, INC. 1100 WINTER STREET SUITE 4600 WALTHAM, MA 02451

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			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.	Election of Directors Nominees		☐	☐	☐
01	Virginia G. Breen	02 Edward E. Lucente		03 Joseph M. O’Donnell

The Board of Directors recommends you vote FOR proposals 2 and 3.							For	Against	Abstain
2 To adopt the Company’s 2010 Incentive Award Plan.							☐	☐	☐
3 To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year.							☐	☐	☐
NOTE: To transact such other business that may properly come before the 2010 Annual Meeting or any adjournments thereof.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com .

MODUSLINK GLOBAL SOLUTIONS, INC. Annual Meeting of Stockholders December 8, 2010 9:00 AM This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Joseph C. Lawler, Steven G. Crane and Peter L. Gray, and each of them individually, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of MODUSLINK GLOBAL SOLUTIONS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of stockholders to be held at 9:00 AM, EST on December 8, 2010, at the Seaport Hotel, One Seaport Lane, Boston, Massachusetts 02210, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Address change / comments:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side. )
Continued and to be signed on reverse side